UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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RTI SURGICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RTI SURGICAL, INC.

11621 RESEARCH CIRCLE

ALACHUA, FLORIDA 32615

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of RTI Surgical, Inc., which will be held on Monday, April 30, 2018, at 8:00 a.m., local time, at our headquarters at 11621 Research Circle, Alachua, Florida 32615.

The notice and proxy statement accompanying this letter contain details of the business to be conducted at the meeting. You are being asked to: (i) elect seven directors to serve for the ensuing year; (ii) approve and adopt the RTI Surgical, Inc. 2018 Incentive Compensation Plan; and (iii) approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the proxy statement (the “say on pay vote”). At the meeting, we will also report on our affairs and provide a discussion period for questions and comments of general interest to our stockholders.

We look forward to personally greeting those of you who are able to be present at the meeting. However, whether or not you plan to attend the meeting, it is important that your shares be represented. We hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or by mailing the enclosed proxy card. Voting over the internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend in person. Please review the instructions on each of your voting options described in this proxy statement.

Thank you for your ongoing support of, and continued interest in, RTI Surgical.

Very truly yours,

Camille I. Farhat
President and Chief Executive Officer

March 26, 2018

RTI SURGICAL, INC.

11621 Research Circle

Alachua, Florida 32615

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of RTI Surgical, Inc. will be held on Monday, April 30, 2018, at 8:00 a.m., local time, at our headquarters at 11621 Research Circle, Alachua, Florida 32615. We are holding this Annual Meeting:

(1)	To elect seven directors, Camille I. Farhat, Peter F. Gearen, M.D., Thomas A. McEachin, Mark D. Stolper, Paul G. Thomas, Nicholas J. Valeriani, and Shirley A. Weis, to serve on our Board of Directors and hold office until the next Annual Meeting of stockholders or until their respective successors have been duly elected and qualified;

(2)	To approve and adopt the RTI Surgical, Inc. 2018 Incentive Compensation Plan;

(3)	To approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the proxy statement (the “say on pay vote”); and

(4)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The above items of business are more fully described in our proxy statement accompanying this notice. We have not received notice of other matters that may be properly presented at the Annual Meeting.

We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions in this proxy statement on how to vote your shares over the internet, by telephone, or by mailing the enclosed proxy card. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

If your brokerage firm, bank or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted, and your broker, bank or similar organization is required to vote those shares in accordance with your instructions. If you do not give instructions to your brokerage firm, bank or similar organization, you will lose your vote with respect to all “non-routine” matters, which, for purposes of the Annual Meeting, are Proposals 1 (election of directors), 2 (approval and adoption of the RTI Surgical, Inc. 2018 Incentive Compensation Plan), and 3 (say on pay). This means that if you do not give instructions to your brokerage firm, bank or similar organization with respect to the election of directors, the approval and adoption of the RTI Surgical, Inc., 2018 Incentive Compensation Plan, and the say on pay vote, you will not be able to vote your shares as to such matters. We urge you to instruct your brokerage firm, bank or other similar organization, to vote your shares as recommended by your Board of Directors on the proxy or voting instruction card.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY. YOU CAN FIND VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE (i) “FOR ALL” OF THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS NAMED IN PROPOSAL 1; AND (ii) “FOR” PROPOSALS 2 AND 3.

Only stockholders of record at the close of business on March 9, 2018 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. For more information and up-to-date postings, please go to our website, www.proxydocs.com/RTIX.

This notice and the accompanying proxy statement are sent by order of the Board of Directors.

Jonathon M. Singer
Chief Financial and Administrative Officer, Corporate Secretary

Alachua, Florida

March 26, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

of Stockholders to be Held on April 30, 2018

This notice of Annual Meeting of Stockholders and proxy statement, the form of proxy card, along with our 2017 annual report to stockholders, are available free of charge at the following website: www.proxydocs.com/RTIX.

PROXY STATEMENT

-i-

RTI SURGICAL, INC.

11621 Research Circle

Alachua, Florida 32615

PROXY STATEMENT

GENERAL INFORMATION

Our Board of Directors is soliciting proxies for our 2018 Annual Meeting of Stockholders (the “Annual Meeting”), or any adjournment or postponement thereof. The Annual Meeting will be held on Monday, April 30, 2018 at 8:00 a.m., local time, at our headquarters at 11621 Research Circle, Alachua, Florida 32615.

The proxy materials, including this proxy statement, proxy card or voting instruction card and our 2017 Annual Report are first being filed with the Securities and Exchange Commission (the “SEC”), and then distributed to stockholders and made available on our website at www.rtix.com under the headings “Investors/SEC Filings and Reports” on or about March 26, 2018. These materials are available at www.proxydocs.com/RTIX in a manner that does not infringe on the anonymity of the person accessing such website.

Proxies will be solicited chiefly by mail; however, certain of our officers, directors, employees and agents, none of whom will receive additional compensation for their efforts, may solicit proxies by telephone or other personal contact. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of our common stock.

All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Annual Meeting.

Who is entitled to vote?

Only holders of record of our common stock, par value $0.001 per share (“common stock”), and Series A convertible preferred stock, par value $0.001 per share (“preferred stock”), at the close of business on March 9, 2018 (the “record date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Holders of our common stock and our preferred stock (on a fully converted basis) vote together as a single class on all matters. In this proxy statement we refer to our common and preferred stock collectively as “voting stock.”

How many shares are eligible to be voted?

At the Annual Meeting, the equivalent of 76,568,326 shares of our common stock will be entitled to vote.

As of the record date there were 61,732,131 shares of common stock outstanding, each of which is entitled to one vote upon each of the matters to be presented at the Annual Meeting (excluding treasury shares).

In addition, as of the record date there were 50,000 shares of preferred stock outstanding. Holders of our preferred stock are entitled to vote on all matters at the Annual Meeting together with our common stock on an as-converted basis at a conversion price of $4.39 per share. As of the record date, our outstanding preferred stock, including any accrued and unpaid dividends, was convertible into 14,836,195 shares of common stock.

The holders of a majority of the outstanding shares of common stock and preferred stock (on an as-converted basis) entitled to vote at the Annual Meeting, either present in person or represented by proxy, will constitute a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the Annual Meeting?

We are holding the Annual Meeting in order to: (1) elect seven directors for the ensuing year; (2) approve and adopt the RTI Surgical, Inc. 2018 Incentive Compensation Plan; and (3) approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the proxy statement (the “say on pay vote”).

What are my voting choices and what is the voting requirement to approve each of the proposals?

1. What are my voting choices when voting for director nominees identified in this proxy statement, and what vote is needed to elect directors?

In the vote on the election of the seven director nominees identified in this proxy statement to hold office until the next Annual Meeting of stockholders or until their respective successors have been elected and qualified, stockholders may:

•	vote in favor of all nominees;

•	withhold votes with respect to all nominees; or

•	withhold votes with respect to specific nominees.

Directors will be elected by a plurality of the votes cast by the holders of shares of voting stock, voting in person or by proxy at the meeting, meaning that the seven nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote.

The Board of Directors recommends a vote FOR all nominees as listed in “Proposal 1 – Election of Directors,” beginning on page 5 of this proxy statement.

2. What are my voting choices when voting to approve and adopt the RTI Surgical, Inc. 2018 Incentive Compensation Plan?

In connection with the RTI Surgical, Inc. 2018 Incentive Compensation Plan proposal, stockholders may:

•	vote in favor of the RTI Surgical, Inc. 2018 Incentive Compensation Plan proposal;

•	vote against the RTI Surgical, Inc. 2018 Incentive Compensation Plan proposal; or

•	abstain from voting on the RTI Surgical, Inc. 2018 Incentive Compensation Plan proposal.

The favorable vote of a majority of the shares having voting power present in person or represented by proxy at the meeting will be required for the approval of this proposal. A properly executed proxy marked “Abstain” with respect to the 2018 Incentive Compensation Plan proposal will have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of the vote.

The Board of Directors recommends a vote FOR the approval of the RTI Surgical, Inc. 2018 Incentive Compensation Plan.

3. What are my voting choices when voting to approve (on an advisory basis) the compensation of our named executive officers (the “say on pay” vote) and what vote is needed to approve this proposal?

In connection with the “say on pay” vote proposal, stockholders may:

•	vote in favor of the proposal;

•	vote against the proposal; or

•	abstain from voting on the proposal.

The favorable vote of a majority of the shares having voting power present in person or represented by proxy at the meeting will be required for the approval of this proposal. A properly executed proxy marked “Abstain” with respect to the “say on pay” proposal will have the same effect as a vote against such proposal. Broker non-votes will not affect the outcome of the vote.

The “say on pay” vote is an advisory vote on the compensation of our named executive officers, this proposal is not binding upon the Company. However, our Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement.

What happens if additional matters are presented at the Annual Meeting?

Other than the three items of business described in this proxy statement, we are not currently aware of any other matters to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies on the enclosed proxy card intend to vote in accordance with their best judgment on these matters. If for any reason any of the nominees is not available as a candidate for director, the persons designated as proxies on the enclosed proxy card will have the discretion to vote for such other candidate or candidates as may be nominated by the Board of Directors.

How can I vote my shares?

In person. Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

By proxy. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy by one of the methods described below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

•	By Internet-Stockholders of record with internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards until 11:59 p.m. eastern time on April 29, 2018. Most stockholders who hold shares beneficially in street name may vote by accessing the web site specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for internet voting availability.

•	By Telephone-Stockholders of record who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards until 11:59 p.m. eastern time on April 29, 2018. Most stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustees or nominees. Please check the voting instruction card for telephone voting availability.

•	By Mail-Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, trustees or nominees and mailing them in the accompanying pre-addressed envelopes.

If any matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How will the votes be tabulated?

The inspector of elections appointed for the Annual Meeting will tabulate the votes cast, in person or by proxy, at the Annual Meeting and will determine whether a quorum is present.

Can I change my vote or revoke my proxy?

Any holder of our common stock has the right to revoke his or her proxy at any time prior to the voting thereof at the Annual Meeting by: (1) filing a written revocation with the Secretary prior to the voting of such proxy; (2) giving a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance by a stockholder at the Annual Meeting will not itself revoke his or her proxy. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

What if I am a beneficial owner and do not give voting instructions to my broker?

“Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under the rules of the Financial Industry Regularity Authority, member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member.

Proposals 1, 2, and 3 are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee.

Do I have appraisal rights if I dissent from voting on a matter at the Annual Meeting?

There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent from any matter to be acted on at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

Voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting and will be available on our website.

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

Our Board currently consists of nine directors. Pursuant to the terms of our Preferred Stock, two directors have been appointed by Water Street Healthcare Partners (“Water Street”), our largest stockholder. The remaining seven directors are elected by holders of our common stock and preferred stock voting together as a single class.

At this year’s Annual Meeting, you will be asked to elect all directors (other than the directors appointed by Water Street, if any) for one-year terms.

Director Nominees for Election

Based on the recommendation of the Nominating and Governance Committee, the Board of Directors’ nominees for election by the stockholders are as follows: Mr. Farhat; Dr. Gearen; Mr. McEachin; Mr. Stolper; Mr. Thomas; Mr. Valeriani; and Ms. Weis.

If elected at the Annual Meeting, the nominees will serve a one-year term until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to their earlier resignation or removal. It is the intention of the person named in the accompanying form of proxy to nominate as directors and to vote such proxy for the election of Mr. Farhat; Dr. Gearen; Mr. McEachin; Mr. Stolper; Mr. Thomas; Mr. Valeriani; and Ms. Weis. We are not aware of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may nominate as a substitute.

Director Qualifications and Biographical Information

The Nominating and Governance Committee seeks directors with established strong professional reputations and experience in businesses and other organizations of comparable size to our Company and in areas relevant to the strategy and operations of our Company’s business. The nominees for director include individuals who hold or have held senior executive positions in organizations operating in industries and end-markets that our Company serves and who have experience serving on boards of directors of other companies. In these positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and oversight, leadership development and corporate governance practices and trends. The Nominating and Governance Committee has adopted criteria for the selection of directors, seeking to address both the needs of the Company and certain regulatory requirements.

The Nominating and Governance Committee believes that each of the nominees has other key attributes that are important to an effective board: personal and professional integrity; exceptional ability and judgment; candor; analytical skills; the willingness to engage management and each other in a constructive and collaborative fashion; and the ability and commitment to devote significant time and energy to service on the Board of Directors and its Committees. The Nominating and Governance Committee takes into account diversity considerations in determining the Company’s slate and planning for director succession and believes that, as a group, the nominees and other remaining directors bring a diverse range of perspectives to the deliberations of the Board of Directors. Except for Mr. Farhat, each of the current year nominees is also independent of the Company and management. We believe the atmosphere of our Board of Directors is collegial and that all directors are engaged in their responsibilities. For additional information about our director independence requirements, consideration of director candidates, leadership structure of our Board of Directors and other corporate governance matters, see the sections captioned “Corporate Governance—Board of Directors” and “—Director Nomination Process” beginning on page 24 of this proxy statement.

In addition to the above, the Nominating and Governance Committee considered the specific experience described in the biographical details of the nominees that follow in determining to nominate these individuals for election as directors.

Director	Age	Year First Became Director	Business Experience
NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Camille I. Farhat.	48	2017	Mr. Farhat joined RTI Surgical as President and Chief Executive Officer in March 2017. Mr. Farhat’s experience is built from extensive work across multiple companies in ten countries and nine industries, including experience in the healthcare industry globally spanning pharmaceuticals, implantable devices, capital equipment, consumables and services. During 2016 and until he became our President and Chief Executive Officer in March 2017, Mr. Farhat provided certain consulting services and fulfilled his board obligations. Prior to that, Mr. Farhat was President and Chief Executive Officer of American Medical Systems (AMS) from 2012 to 2015. Prior to AMS, Mr. Farhat advanced several business segments for Baxter International, serving as Global General Manager of Baxter Pharmaceuticals & Technologies from 2008 to 2011 and Global General Manager of Global Infusion Systems from 2006 to 2008. Prior to Baxter Pharmaceuticals & Technologies, Mr. Farhat was Vice President of Business Development at Medtronic, and previously Global General Manager of Medtronic’s gastroenterology and urology divisions from 2003 to 2006. Earlier in his career, Mr. Farhat gained executive and leadership experience during his thirteen years at General Electric. Mr. Farhat earned a Master of Business Administration from Harvard University, a degree in European Union Studies from Institut National d’Etudes Politiques de Paris and graduated summa cum laude from Northeastern University with a bachelor’s degree in international finance and accounting. Mr. Farhat serves on the Board of Directors of ADVAMED (the Advanced Medical Technology Association), the Board of Directors of Cardiac Science, and Northwestern University’s Cerebrovascular Neurosurgery Advisory Council. Mr. Farhat brings to the Board significant experience revitalizing and profitably growing global businesses within the health care industry.

Director	Age	Year First Became Director	Business Experience
Peter F. Gearen, M.D.	69	1998	Dr. Gearen joined our Board of Directors in 1998 and was appointed Vice Chairman of the Board of Directors in February 2016. Dr. Gearen retired from practice on June 30, 2012. Dr. Gearen was an Associate Professor of Orthopedics at the University of Florida College of Medicine from 1993 to 2012. Dr. Gearen also was Chief of Staff at the Shands Hospital at the University of Florida and served as Assistant Dean of Clinical Affairs at the University of Florida College of Medicine from 1992 until 1999. Dr. Gearen was appointed Chairman of the Department of Orthopedics in May 2002 and stepped down as Chairman on June 30, 2010. Dr. Gearen holds a B.A. from Spring Hill College and an M.D. from the Stritch Loyola Medical School. Dr. Gearen has a depth of medical experience and healthcare knowledge and, as a former practicing orthopedic surgeon, is knowledgeable about our products and the orthopedic products market in general. We regard this perspective to be of high importance because physicians are a key target market of the Company. In addition, we believe that his length of time on our Board of Directors has provided him with valuable, long-term knowledge of our operations and our products.

Thomas A. McEachin	65	2015	Mr. McEachin joined the Board of Directors in December 2015. Mr. McEachin has been retired since 2012. Prior to his retirement, he served in executive capacities with Covidien Surgical Solutions, a division of Covidien plc, from 2008 to 2012, first as Vice President, Finance from 2008 to 2011, and then as Vice President and Group Chief Financial Officer from 2011 to 2012. From 1997 to 2008, Mr. McEachin served United Technologies and its subsidiaries in various finance capacities. Prior to joining United Technologies, Mr. McEachin served in various executive capacities with Digital Equipment Corporation from 1986 to 1997 and Xerox Corporation from 1975 to 1986. Mr. McEachin holds a B.S. from New York University and an MBA from Stanford University. Mr. McEachin’s finance and executive management experience provides our Board of Directors with valuable financial reporting, compliance, accounting and controls, and corporate governance experience. Mr. McEachin also qualifies as an “Audit Committee financial expert.”

Director	Age	Year First Became Director	Business Experience

Mark D. Stolper	46	2017	Mr. Stolper joined the Board of Directors in March 2017. He has served as Executive Vice President and Chief Financial Officer of RadNet, Inc., the largest owner and operator of freestanding medical diagnostic imaging centers, since July 2004, and he previously served as a member of the Board of Directors of RadNet, Inc. from March 2004 to July 2004. He has had diverse experiences in investment banking, private equity, venture capital investing and operations as follows: from 1993 to 1995, Mr. Stolper was a member of the corporate finance group at Dillon, Read & Co., Inc.; from 1995 to 1997, Mr. Stolper was a member of Archon Capital Partners; from 1997 to 1999, Mr. Stolper worked in business development for Eastman Kodak; and in 1999, Mr. Stolper co-founded Broadstream Capital Partners. Mr. Stolper has served on the Board of Directors, Compensation Committee and Audit Committee of Rotech Healthcare since February 2016. Previously, Mr. Stolper served as a member of the Board of Directors of the following companies: On Track Innovations, Ltd. from 2012 until 2016; Surgical Solutions LLC from 2015 to February 2017; Alco Stores, Inc. from 2014 to 2015; Tix Corporation from 2011 to 2013; Compumed, Inc. from 2008 to 2014; Metropolitan Health Networks, Inc. from 2010 until 2012; and Physiotherapy Associates from 2013 to 2016. Mr. Stolper graduated with a liberal arts degree from the University of Pennsylvania and a finance degree from the Wharton School. Additionally, Mr. Stolper earned a postgraduate Award in Accounting from the University of California, Los Angeles. Mr. Stolper’s financial background in life sciences (particularly as a sitting Chief Financial Officer of a publicly-traded company), extensive experience in serving on boards of directors of both public and private companies, and broad mergers and acquisitions experience qualify him to serve on our Board of Directors.

Director	Age	Year First Became Director	Business Experience

Paul G. Thomas	62	2016	Mr. Thomas joined the Board of Directors in June 2016. Mr. Paul G. Thomas served as Founder, Chief Executive Officer and President of Roka Bioscience, a molecular diagnostics company focused on food safety applications, from September 2009 until his retirement in January 2017. Mr. Thomas previously served as Chairman, Chief Executive Officer and President of LifeCell Corporation, a publicly traded regenerative medicine company, from 1998 until it was acquired by KCI in 2008 in a transaction valued at $1.8 billion. Mr. Thomas previously held various senior positions, including President of the Pharmaceutical Products Division, during his tenure of 15 years with Ohmeda Medical, a world leader in inhalation anesthetics and acute care pharmaceuticals. Mr. Thomas currently serves on the Boards of Abiomed. Mr. Thomas formerly served on the Board of Directors of Roka Bioscience and Aegerion Pharmaceuticals. Mr. Thomas received his M.B.A. degree from Columbia University Graduate School of Business and completed his postgraduate studies in Chemistry at the University of Georgia Graduate School of Arts and Science. He received his B.S. degree in Chemistry from St. Michael’s College in Vermont. Mr. Thomas’s extensive leadership experience with companies in the life science industry qualifies him to serve as a member of our Board of Directors. In addition, we regard Mr. Thomas’s experience as a Chief Executive Officer to be of great importance to the Company in providing a broad perspective of the industry, as well as management issues.

Nicholas J. Valeriani	61	2016	Mr. Valeriani joined the Board of Directors in June 2016. Mr. Valeriani retired as the Chief Executive Officer of West Health, The Gary and Mary West Health Institute, an independent nonprofit medical research organization that works to create new and more effective ways of delivering healthcare at lower costs, a position he held until his retirement in 2015. Previously, Mr. Valeriani served 34 years in key positions at Johnson & Johnson, including Company Group Chairman of Johnson & Johnson Ortho-Clinical Diagnostics from 2009 to 2012; Vice President, Office of Strategy and Growth from 2007 to 2009; Worldwide Chairman, Medical Devices and Diagnostics from 2005 to 2007; and Corporate Vice President, Human Resources from 2003 to 2005. Mr. Valeriani also served on the Executive Committee of Johnston & Johnson during his tenure. Mr. Valeriani currently serves on the Board of Directors of Edwards Lifesciences Corp., Roka

Director	Age	Year First Became Director	Business Experience
			Bioscience, Inc., SPR Therapeutics, Inc, and AgNovos Healthcare, LLC. Mr. Valeriani received a Bachelor’s Degree in Industrial Engineering and a Master of Business Administration from Rutgers University. Mr. Valeriani’s experience in the global medical device industry and his leadership in the areas of strategy, growth and human resources qualifies him to serve on our Board of Directors.

Shirley A. Weis	64	2014	Ms. Weis joined the Board of Directors in October 2014. Ms. Weis is president of Weis Associates, LLC, a consulting firm focused on healthcare management, strategic planning and leadership development, and emerita Vice President & Chief Administrative Officer of Mayo Clinic. Ms. Weis has worked at Mayo Clinic in many different capacities since 1995, but, most recently, she was charged with overseeing the operations of 87 corporations that make up the Mayo Clinic system, including a 57,000 member staff. Ms. Weis was a member of the Mayo Clinic Board of Trustees and served as the secretary for the Mayo Clinic Board of Governors. Ms. Weis currently holds a position on the Board of Directors of Sentry Insurance Company where she is a member of the Audit, Finance and Compensation Committees. She recently joined the board of The Medical Memory, LLC and serves on the Compensation Committee. Ms. Weis is Special Advisor to the President of Arizona State University and Professor in the W.P. Carey School of Business and the College of Nursing and Health Innovation at Arizona State University. Ms. Weis graduated with a master’s degree in management from Aquinas College and received an honorary doctor of science degree from Michigan State University. Ms. Weis’s background at the Mayo Clinic provides our Board of Directors with valuable healthcare and business strategy from the perspective of a purchaser of medical products. In addition, she has significant consulting and management experience, which has enabled her to provide valuable insight to our Board of Directors.

Director	Age	Year First Became Director	Business Experience

PREFERRED DIRECTORS (APPOINTED BY HOLDERS OF PREFERRED STOCK)

Curtis M. Selquist	73	2013	Mr. Selquist joined the Board of Directors pursuant to the Investment Agreement by and between the Company and WSHP Biologics Holdings, LLC, an affiliate of Water Street Healthcare Partners, in July 2013 (the “Investment Agreement”). He has served as the Chairman of the Board of Directors since February 2016. Mr. Selquist has been an Operating Partner at Water Street, a strategic investor focused exclusively on the healthcare industry, since April 2007. Mr. Selquist has led and grown a number of global healthcare businesses during a distinguished 35-year career at Johnson & Johnson. Prior to joining Water Street, he was the Company Group Chairman of Johnson & Johnson Medical and Johnson & Johnson Healthcare Systems. Mr. Selquist also served as President of Johnson & Johnson Latin America. He was subsequently appointed Worldwide President of Johnson & Johnson, Merck Consumer Pharmaceuticals and Company Group Chairman, responsible for Johnson & Johnson Medical. Mr. Selquist was the founding Chairman of the Global Healthcare Exchange. He also served as Chairman of the National Alliance for Health Information Technology, and as a board member of the National Quality Forum. Mr. Selquist also chaired the National Quality Forum Leadership Network. Mr. Selquist serves as the Lead Director of Breg, Inc. (a manufacturer of medical braces and splints). He is also a Director of Temp Time, Inc. (a cold chain temperature monitoring business) where he serves as Chair of the Board, Chair of the Compensation Committee and a member of the Audit Committee. He was a Director of Health Fitness Corporation (a provider of health management and corporate fitness solutions) from 2007-2010, where he served on the Compensation Committee and Strategy Committee as Chair. He received a bachelor’s degree in Finance and Management from Bradley University. We believe that Mr. Selquist’s experience in the healthcare industry and numerous leadership positions qualifies him to be the Chairman of our company.

Director	Age	Year First Became Director	Business Experience

Christopher R. Sweeney	43	2015	Mr. Sweeney joined the Board of Directors in October 2015 pursuant to the Investment Agreement. Mr. Sweeney has been employed by Water Street, a strategic investor focused exclusively on the healthcare industry, since 2005, serving initially as a principal and, since 2010, as a partner. Prior to joining Water Street, Mr. Sweeney was employed in various capacities with Cleary & Oxford, a middle market healthcare investment firm, from 1997-2005, ultimately serving as a principal. Mr. Sweeney holds a degree from Williams College. We believe that his investment banking experience as an investor in healthcare companies qualifies him to provide valuable insight to our Board of Directors.

Vote Required

Directors must be elected by a plurality of votes cast at the meeting. This means the nominees receiving the highest number of votes cast shall be elected as directors. If you do not vote for a nominee, or you indicate “withholding authority,” your vote will not count either for or against the nominee.

Board Recommendation

The Board of Directors deems the election of each of the nominees listed above as directors to be in the best interests of RTI Surgical, Inc. and its stockholders, and recommends a vote “FOR” the election of the nominees.

PROPOSAL 2

APPROVAL AND ADOPTION OF THE RTI SURGICAL, INC. 2018 INCENTIVE COMPENSATION PLAN

Background and Purpose.

On March 13, 2018, the Company’s Board of Directors, which we refer to as the “Board,” adopted the RTI Surgical, Inc. 2018 Incentive Compensation Plan, which we refer to as the “2018 Plan”, and recommended that it be submitted to the Company’s shareholders for their approval at this annual meeting.

Purpose.

The purpose of the 2018 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shareholder approval of the 2018 Plan is required: (i) for purposes of complying with the shareholder approval requirements for listing our Shares on the NASDAQ Listing Market; (ii) to comply with the incentive stock options rules under Section 422 of the Internal Revenue Code of 1986, which we refer to as the “Code”; and (iii) for the 2018 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.”

The following is a summary of certain principal features of the 2018 Plan. This summary is qualified in its entirety by reference to the complete text of the 2018 Plan. Shareholders are urged to read the actual text of the 2018 Plan in its entirety which is set forth as Annex A to this proxy statement.

Reasons Why Stockholders Should Approve the Plan.

We view the use of stock-based awards as an essential part of our compensation program and as an important element in achieving the program’s goals. These awards help align pay with performance and allow us to better link the financial interests of employees, non-employee directors and consultants with stockholders. We also believe that equity compensation motivates employees, non-employee directors and consultants to create stockholder value because the value they realize from equity compensation is based in large part on our common stock price performance.

The 2018 Plan contains certain provisions that we believe further the objectives of the 2018 Plan and reflect sound corporate governance principles:

•	Dividends on all stock awards and dividend equivalents on all stock unit awards are paid only to the extent the awards vest and are not paid on appreciation rights.

•	Awards are subject to a minimum one-year vesting period.

•	Stock options may not be granted with an exercise price less than the fair market value of the underlying common stock on the date of grant, and the term is limited to ten years from the date of grant.

•	Shares that are used to pay the stock option exercise price or tax withholding on any award cannot be used for future grants under the 2018 Plan.

•	Repricing of stock options and SARs without stockholder approval is prohibited.

•	The 2018 Plan gives us the ability to cancel or recoup a Participant’s Award in the event a restatement of our financial statement is required and the Participant’s conduct caused the restatement.

The Company, through its Compensation Committee, believes that it has prudently managed awards under the RTI Surgical, Inc. 2015 Incentive Compensation Plan and other prior stock plans, giving proper consideration to the dilutive impact of equity awards on stockholder equity. The Company has not requested stockholder authorization for the issuance of shares pursuant to equity compensation plans since 2015.

As of March 9, 2018, the number of shares to be issued upon vesting, exercise or settlement of outstanding awards under all of our equity-based plans was as follows:

	2015 Plan	CEO Plan	Total
Total Number of Options Outstanding:	3,016,756	1,950,000	4,966,756	(1)
Total Number of Unvested Restricted Stock Awards:	1,313,030	255,000	1,568,030	(2)

Total Outstanding Awards:	4,329,786	2,205,000	6,534,786
Shares Available for Future Grant:	738,142	—	738,142

(1)	The weighted average exercise price of the outstanding options is $3.80, and the average remaining term is 6.5 years. Includes 2,256,900 unearned performance-based stock options.
(2)	Includes 348,563 unearned performance-based restricted stock awards.

The total number of common shares outstanding as of March 9, 2018 was 61,732,131, and the last reported sale price on March 9, 2018 was $4.90.

Historical Equity Award Data

The table below sets forth the Company’s burn rate for each of the last three fiscal years and the three-year average burn rate. Burn rate is calculated as (i) the number of stock options and time-based restricted stock units (TBRSUs) granted, plus (ii) the number of performance-based restricted stock units (PBRSUs) earned, divided by (iii) the weighted average basic common shares outstanding in the year indicated.

Fiscal Year	Stock Options Granted		TBRSUs Granted		PBRSUs Earned	Total Granted / Earned	Weighted Average Basic Common Shares Outstanding	Burn Rate
2017	618,538	(1)	1,576,577	(2)	—	2,195,115	59,684,289	3.7%
2016	619,352		385,723	(3)	—	1,005,075	58,236,745	1.7%
2015	950,000		201,166		—	1,151,166	57,611,231	2.0%

						3-Year Average		2.5%

(1)	Excludes 2,256,900 performance-based stock options.
(2)	Excludes 125,000 performance-based restricted stock awards.
(3)	Excludes 223,563 performance-based restricted stock awards.

Summary of the 2018 Plan.

Shares Available for Awards; Annual Per-Person Limitations.

Under the 2018 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery (“Awards”) at any time during the term of the 2018 Plan will be equal to 5,000,000, plus 738,142 shares remaining available for awards under the RTI Surgical, Inc. 2015 Incentive Compensation Plan, all of which shall be available for Incentive Stock Options. In light of the adoption of the 2018 Plan, no further awards shall be made under the following: the RTI Surgical, Inc. 2015 Incentive Compensation Plan; the RTI Surgical, Inc. 2010 Equity Incentive Plan (f/k/a the RTI Biologics, Inc. 2010 Equity Incentive Plan); the Regeneration Technologies, Inc. 2004 Equity Incentive Plan; the Regeneration Technologies, Inc. 1998 Stock Option Plan; the Tutogen Medical, Inc. 2006 Incentive and Non-Statutory Stock Option Plan; and the Tutogen Medical, Inc. 1996 Stock Option Plan (which plans collectively referred to herein as the “Prior Plans”).

If any Shares subject to an Award, or after the Effective Date, Shares subject to any awards granted under the Prior Plans, are forfeited, expire, or terminate, then the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, or termination, again be available for delivery with respect to Awards under the 2018 Plan. However, if Shares subject to an Award are not delivered to a Participant because such shares: (i) are tendered as payment for the exercise of an Award, (ii) are withheld from exercised shares to cover taxes, including all Awards to cover full value Awards and appreciation awards, (iii) have been repurchased by the Company using stock option exercise proceeds, or (iv) have been used to settle any stock appreciation right, then such non-delivered Shares will not return to the pool of Shares available for delivery under the 2018 Plan.

Additionally, awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by an entity: (i) acquired by the Company or any subsidiary, (ii) which then becomes a subsidiary of the Company, or (iii) with which the Company or any subsidiary combines will not reduce the Shares authorized for delivery under the 2018 Plan or authorized for delivery to a participant in any period. In the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2018 Plan and will not reduce the Shares authorized for delivery under the 2018 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

The 2018 Plan imposes individual limitations on the amount of certain Awards. Under these limitations, in any fiscal year of the Company during any part of which the 2018 Plan is in effect, no participant may be granted stock options or stock appreciation rights with respect to more than 500,000 Shares.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2018 Plan as a result of the exercise of incentive stock options is 5,000,000 Shares, plus the Shares remaining available for awards under the RTI Surgical Inc. 2015 Incentive Compensation Plan, subject to certain adjustments.

The Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2018 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2018 Plan.

The 2018 Plan will serve as the successor to the Prior Plans. Outstanding awards granted under the Prior Plans will continue to be governed by the terms of the Prior Plans but no further awards shall be made under the Prior Plans on and after the effective date of the 2018 Plan. Additionally, any outstanding awards granted under the Prior Plans on or prior to November 2, 2017 that are intended to be performance awards that satisfy the requirements of Code Section 162(m) as it was prior to the changes made by the Tax Cuts and Jobs Act (the “TCJA”) are intended to receive “grandfathered” status under the TJCA, and such awards will be administered in a manner that will allow them to continue receiving the beneficial tax treatment provided under the version of Code Section 162(m) in place prior to the changes made by the TJCA.

Eligibility.

The persons eligible to receive Awards under the 2018 Plan are the officers, directors, employees, and consultants who provide services to the Company or any subsidiary. However, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2018 Plan.

Administration.

The 2018 Plan is to be administered by the Compensation Committee of the Board, provided, however, that except as otherwise expressly provided in the 2018 Plan, the independent members of the Board may elect to exercise any power or authority granted to the Committee under the 2018 Plan. Subject to the terms of the 2018 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2018 Plan, construe and interpret the 2018 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2018 Plan. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2018 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights.

The Committee is authorized to grant: (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per Share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

For purposes of the 2018 Plan, the term “fair market value” means the fair market value of Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Additionally, every Award under the 2018 Plan, including options and stock appreciation rights, will be subject to minimum vesting requirements, as discussed further under “Minimum Vesting Requirements and Other Terms of Awards” below. Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2018 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem Stock Appreciation Rights”, under the 2018 Plan. A Tandem Stock Appreciation Right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem Stock Appreciation Right will no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised and any Tandem Stock Appreciation Right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units.

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a shareholder of the Company (including voting and, to the extent the restricted stock has vested, dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents and Dividends.

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the participant’s continued employment or service, or the achievement of performance goals, will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited. However, neither dividends nor dividend equivalents are payable on appreciation awards. Additionally, neither dividends nor dividend equivalents may be paid to a Participant with respect to an Award unless and until the date the Participant vests in such Award. If provided in the Award agreement, dividends or dividend equivalents relating to unvested Awards may accrue and be paid to Participants at the time of vesting of the underlying Award and shall be forfeited to the extent the underlying Award is forfeited.

Bonus Stock and Awards in Lieu of Cash Obligations.

The Committee is authorized to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2018 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock-Based Awards.

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards.

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award, subject to the minimum vesting requirements discussed under “Minimum Vesting Requirements and Other Terms of Awards” below. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Committee.

After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved. The Committee’s determination that performance goals have been achieved will be conclusive as to the achievement of the goals. The Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Minimum Vesting Requirements and Other Terms of Awards.

Each Award granted under the 2018 Plan will be subject to the applicable minimum vesting requirement. For Performance Awards, the performance period shall not be shorter than twelve months nor longer than five years. For non-performance Awards, there will be a minimum vesting period of one year from the date of grant of the Award and no portion of an Award will vest prior to one year from the date of grant.

Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2018 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2018 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion permit transfers to certain “Permitted Assignees” as such term is defined under the Plan, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. Transfers to third-parties that are not Permitted Assignees are not permitted. Additionally, no transfer of an Award may be made for consideration. A beneficiary, transferee, or other person claiming any rights under the 2018 Plan from or through any participant will be subject to all terms and conditions of the 2018 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2018 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2018 Plan, awards under other Company plans, or other rights to payment from the Company, provided that if the granting of an Award in exchange for such other Awards, rights or other awards may be treated as a repricing, then such an Award grant would be subject to the approval of the Company’s shareholders. The Committee may also grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control.

Subject to certain limitations, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a “change in control” of the Company, as defined in the 2018 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any subsidiary, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case: (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or any other stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2018 Plan, the Committee may, in its discretion consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or on a pro-rata basis based on the portion of the performance period completed as of the “change in control”).

Subject to any limitations contained in the 2018 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity; (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2018 Plan; (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards; or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The above actions may be taken without the consent or agreement of a participant in the 2018 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments.

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards: (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary; (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions; or (iii) in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Clawback of Benefits.

The Company may: (i) cause the cancellation of any Award; (ii) require reimbursement of any Award by a participant or beneficiary; and (iii) effect any other right of recoupment of equity or other compensation provided under the 2018 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a “clawback policy.” In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2018 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s Award agreements (and/or awards issued under the Prior Plans) may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination.

The Board may amend, alter, suspend, discontinue or terminate the 2018 Plan or the Committee’s authority to grant Awards without the consent of shareholders or participants or beneficiaries, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2018 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2018 Plan; provided that, except as otherwise permitted by the 2018 Plan or Award agreement, without the consent of an affected participant, no such Committee or Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2018 Plan will terminate at the earliest of: (i) such time as no Shares remain available for issuance under the 2018 Plan; (ii) termination of the 2018 Plan by the Board; or (iii) the tenth anniversary of the effective date of the 2018 Plan. Awards outstanding upon expiration of the 2018 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards.

The 2018 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2018 Plan. On exercise of a nonqualified stock option granted under the 2018 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the optionee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2018 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2018 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.

The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2018 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The

Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations.

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is no longer excluded from the $1 million deductibility cap.

Section 409A of the Code.

The 2018 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2018 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

New Plan Benefits

No determination has yet been made as to the awards, if any, that any eligible individuals will be granted in the future and, therefore, the benefits to be awarded under the 2018 Plan are not determinable.

The Company’s Board of Directors Recommends a Vote “For” approval of the Company’s 2018 Incentive Compensation Plan.

CORPORATE GOVERNANCE

Our Board of Directors believes that corporate governance should play a significant role in maximizing stockholder value in a manner consistent with legal requirements and high standards of integrity. Our Board of Directors adheres to certain corporate governance practices that the Board and management believe promote this purpose and reflect our values.

Board of Directors

Members and Director Independence

Our current Board of Directors consists of nine members: Camille I. Farhat, Peter F. Gearen, Thomas A. McEachin, Curtis M. Selquist, Mark D. Stolper, Christopher R. Sweeney, Paul G. Thomas, Nicholas J. Valeriani and Shirley A. Weis. Our Board has determined that each of our current directors and each of our nominees, except for Mr. Farhat, is an “independent director” as that term is defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. Accordingly, if the seven nominees to serve as directors are elected at the Annual Meeting, our Board of Directors will consist of nine members, eight of whom qualify as an “independent director.”

Agreement with Krensavage

On March 14, 2017, the Company entered into an agreement with one of its stockholders, Krensavage Asset Management, LLC (“Krensavage”). Under this agreement, the Company agreed, among other things, that Mr. Stolper will be nominated to be elected to the Board at the meeting of the stockholders held May 16, 2017, and at this 2018 Annual Meeting.

The Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession planning and compensation, compliance, and other risks. The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as appropriate.

Board/Committee	Primary Areas of Risk Oversight
Full Board of Directors	Strategic, financial and execution risks and exposures associated with our business strategy, management succession planning, policy matters, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, mergers and acquisition activities and related integration matters, and divestitures.

Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial infrastructure, investment guidelines and credit and liquidity matters. In addition, our programs and policies relating to legal and ethical compliance, quality, safety, environmental assurance and information technology security programs.

Nominating and Governance Committee	Risks and exposures associated with director succession planning, corporate healthcare compliance and ethics, corporate governance, and overall board effectiveness, including appropriate allocation of responsibility for risk oversight among the committees of the Board.

Board/Committee	Primary Areas of Risk Oversight
Compensation Committee	Risks and exposures related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements, including incentive plans. We have determined that it is not reasonably likely that compensation and benefit plans would have a material adverse effect on the Company.

Science and Technology Committee	Risks and exposures associated with the direction, appropriateness of investment, and adequacy of progress of the Company’s science and technology programs.

Board Leadership Structure

We operate under a leadership structure in which the positions of Chairman of the Board and Chief Executive Officer have been separated, such that each position is held by a different person. Mr. Selquist currently serves as our Chairman and Mr. Farhat serves as our President, Chief Executive Officer and a member of the Board of Directors. While we believe this structure is currently the most effective for our company, the Board of Directors has no mandatory policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The Board believes that, in our circumstances, there are advantages to having an independent director serve as Chairman for matters such as communications and relations between the Board and the Chief Executive Officer and other senior management. In particular, the Board of Directors believes that the current structure enhances the Board’s oversight of management and allows our Chief Executive Officer to focus primarily on his management responsibilities.

The Chairman oversees the planning of the annual Board calendar, and, with the Chief Executive Officer, in consultation with the other directors, schedules and sets the agenda for meetings of the Board and leads the discussion at such meetings. The Chairman also presides at executive sessions, serves as a liaison between the Chief Executive Officer and the independent directors, oversees the process pursuant to which directors receive appropriate and timely information, assists the Chairpersons of the Board committees in preparing agendas for the respective committee meetings, chairs the Company’s Annual Meeting of Stockholders, is available in appropriate circumstances to speak on behalf of the Board, and performs such other functions and responsibilities as set forth in our Bylaws or as requested by the Board from time to time.

Dr. Gearen serves as Vice Chairman of the Board and fulfills the role of Chairman if Mr. Selquist is unavailable.

Board Meetings

During 2017, the Board of Directors held ten meetings, the Audit Committee held eight meetings, the Compensation Committee held eight meetings, the Nominating and Governance Committee held four meetings and the Science and Technology Committee did not meet in 2017. All directors attended at least 75% of all Board of Directors and applicable Committee meetings. The Board of Directors also holds executive sessions of the non-management members of the Board of Directors at least once per quarter. Four members of the Board of Directors attended last year’s Annual Meeting of Stockholders.

Outside Advisors

Our Board of Directors and each of its committees may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors.

Committees of the Board of Directors

Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Science and Technology Committee which assist our Board of Directors in discharging its responsibilities. The members of the Board of Directors on the date of this Proxy Statement, and the committees of the Board on which they serve, are identified below:

Name	Audit	Compensation	Nominating and Governance	Science and Technology
Camille I. Farhat	—	—	—	—
Peter F. Gearen (I)	—	—
Thomas A. McEachin (I)		—	—	—
Curtis M. Selquist (I)	—	—		—
Mark D. Stolper (I)			—	—
Christopher R. Sweeney (I)	—	—	—	—
Paul G. Thomas (I)	—	—
Nicholas J. Valeriani (I)	—		—
Shirley A. Weis (I)				—

Committee Chair
Member
(I)	Independent director

Audit Committee

Our Audit Committee is charged with, among other things, the appointment of our independent registered public accounting firm, as well as discussing and reviewing with the independent registered public accounting firm the scope and the results of the annual audit, pre-approving the engagement of the independent registered public accounting firm for all audit-related services and permissible non-audit related services, and reviewing and approving all related-party transactions. Our Audit Committee also reviews interim financial statements included in our quarterly reports and reviews financial statements and related documents filed with the Securities and Exchange Commission. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the director independence standards of the NASDAQ Listing Rules as well as the heightened director independence standards of the SEC for Audit Committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the members of the Audit Committee is financially literate and is able to read and understand consolidated financial statements and that Mr. McEachin qualifies as an “audit committee financial expert” as defined in the Exchange Act. During 2017, our Audit Committee met eight times. The charter of the Audit Committee is available on our website at http://www.rtix.com/en_us/investors/corporate-governance.

Compensation Committee

Our Compensation Committee plans, reviews and administers our executive compensation programs. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the director independence standards of the NASDAQ Listing Rules. In addition, each member of the Compensation Committee is an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee” director as defined under Section 16 of the Exchange Act. Our Compensation Committee met eight times during 2017. The charter of the Compensation Committee is available on our website at http://www.rtix.com/en_us/investors/corporate-governance.

Nominating and Governance Committee

Our Nominating and Governance Committee was established for the purposes of assisting our Board of Directors in its selection of nominees for election to the Board at Annual Meetings of the Stockholders and to fill any vacancies or newly created directorships and assisting the Board of Directors in its oversight of the corporate governance of the Company, including the Company’s Corporate Compliance and Ethics Program. The Board of Directors has determined that each member of the Nominating and Governance Committee is independent within the meaning of the director independence standards of the NASDAQ Listing Rules. Our Nominating and Governance Committee met four times in 2017. The charter of the Nominating and Governance Committee is available on our website at http://www.rtix.com/en_us/investors/corporate-governance.

Science and Technology Committee

Our Science and Technology Committee reviews our annual research and product development plans and progress in connection with those plans. Our Science and Technology Committee did not meet in 2017. The charter of the Science and Technology Committee is available on our website at http://www.rtix.com/en_us/investors/corporate-governance.

Director Nomination Process

Director Qualifications. The Nominating and Governance Committee has adopted broad, general criteria for the selection of directors, seeking to address both the needs of the Company and certain regulatory requirements, but has not formally established any specific qualifications, qualities or skills that must be met by each candidate for the Board of Directors. We seek board members who are highly qualified individuals with diverse backgrounds, have an understanding of the Company’s business and industry on a technical level, have good judgment and skills and have depth and breadth of professional experience or other background characteristics.

Identifying Nominees. The Nominating and Governance Committee, on a periodic basis, solicits ideas for possible candidates from members of the Board of Directors, executive officers and individuals personally known to members of the Board of Directors. In addition, the Nominating and Governance Committee is authorized to use its authority under its charter to retain at the Company’s expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms). Prospective candidates recommended by stockholders are also considered (as discussed below).

Stockholder Nominations. Our Nominating and Governance Committee will consider director nominees recommended by stockholders. Pursuant to the charter of our Nominating and Governance Committee, any qualified candidates recommended by stockholders will be reviewed and evaluated against the same criteria applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. To submit recommendations, stockholders must follow the procedures set out in the section captioned “Stockholder Proposals” beginning on page 73 of this proxy statement.

Review of Director Nominees. In evaluating proposed director candidates, the Nominating and Governance Committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors’ membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of the Company’s business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. Our Nominating and Governance Committee takes into account diversity in professional experience, skills and background in considering prospective director nominees and committee appointments and planning for director succession. The Nominating and Governance Committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.

Board and Committee Self-Evaluations

The Board of Directors conducts an annual self-evaluation to assess the qualifications, attributes, skills and experience represented on the Board and to determine whether the Board and its committees are functioning effectively. During the year, the Nominating and Governance Committee receives input on the Board’s performance from Directors and, through its Chairman, discusses the input with the full Board and oversees the full Board’s review of its performance. The self-assessment focuses on the Board’s contribution to the Company and on areas in which the Board believes that the Board or any of its committees could improve.

Communications with the Board

Our Board of Directors maintains a process for stockholders to communicate with the Board or individual directors as follows. Stockholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to the Corporate Secretary at our principal office at 11621 Research Circle, Alachua, Florida 32615. Any such communication must contain: (i) a representation that the stockholder is a holder of record of stock of the Company; (ii) the name and address, as they appear on our records, of the stockholder sending such communication; and (iii) the number of our shares that are beneficially owned by such stockholder. The Corporate Secretary will forward such communications to the Chairman of the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

Code of Ethics for Senior Financial Professionals

Our Board of Directors has adopted a Code of Ethics for Senior Financial Professionals, applicable to our Chief Executive Officer, Chief Financial Officer and Vice President of Finance, Controller. The Code of Ethics for Senior Financial Professionals is available on our website at http://www.rtix.com/en_us/investors/corporate-governance.

Code of Conduct

Our Board of Directors has also adopted a Code of Conduct applicable to all of our directors, officers and employees. The Code of Conduct is available on our website at http://www.rtix.com/en_us/investors/corporate-governance.

Compensation Committee Interlocks and Insider Participation

During 2017, Ms. Weis, Mr. Valeriani, Mr. Stolper, and Mr. Singer served as members of our Compensation Committee. Except for Mr. Singer, who was appointed Chief Financial and Administrative Officer, Corporate Secretary of the Company in September 2017 and in conjunction with his appointment resigned from the Board of Directors in September 2017, no member of our Compensation Committee was an officer or employee of ours during 2017 or had any other relationship with us requiring disclosure. None of our executive officers serves as a member of the Board of Directors or the Compensation Committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or our Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings.

Based solely on our review of copies of such filings, or written representations from Reporting Persons that all reportable transactions were reported, we believe that during 2017, the Reporting Persons timely filed all reports they were required to file under Section 16(a) except that Mr. Visa and Ms. Hartill each inadvertently filed one Form 3 and one Form 4 late, and Mr. Rose, Mr. Jordheim, and Mr. Brandt each filed one Form 4 late.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s current executive officers on the date of this Proxy Statement are identified below.

Name	Age	Title
Camille I. Farhat	48	President and Chief Executive Officer; Director
Jonathon M. Singer	54	Chief Financial and Administrative Officer, Corporate Secretary
Kevin D. Brandt	52	Executive Vice President and Chief Commercial Officer–Domestic Direct
John N. Varela	51	Executive Vice President Global Operations
Olivier M. Visa	49	Vice President, OEM, Sports and Donor Services

Camille I. Farhat joined RTI Surgical as President and Chief Executive Officer in March 2017. Mr. Farhat’s experience is built from extensive work across multiple companies in ten countries and nine industries, including experience in the healthcare industry globally spanning pharmaceuticals, implantable devices, capital equipment, consumables and services. During 2016 and until he became our President and Chief Executive Officer in March 2017, Mr. Farhat provided certain consulting services and fulfilled his board obligations. Prior to that, Mr. Farhat was President and Chief Executive Officer of American Medical Systems (AMS) from 2012 to 2015. Prior to AMS, Mr. Farhat advanced several business segments for Baxter International, serving as Global General Manager of Baxter Pharmaceuticals & Technologies from 2008 to 2011 and Global General Manager of Global Infusion Systems from 2006 to 2008. Prior to Baxter Pharmaceuticals & Technologies, Mr. Farhat was Vice President of Business Development at Medtronic, and previously Global General Manager of Medtronic’s gastroenterology and urology divisions from 2003 to 2006. Earlier in his career, Mr. Farhat gained executive and leadership experience during his thirteen years at General Electric. Mr. Farhat earned a Master of Business Administration from Harvard University, a degree in European Union Studies from Institut National d’Etudes Politiques de Paris and graduated summa cum laude from Northeastern University with a bachelor’s degree in international finance and accounting. Mr. Farhat serves on the Board of Directors of ADVAMED (the Advanced Medical Technology Association), the Board of Directors of Cardiac Science, and Northwestern University’s Cerebrovascular Neurosurgery Advisory Council.

Jonathon M. Singer was named Chief Financial and Administrative Officer, Corporate Secretary in September 2017. Mr. Singer previously served as a member of the Board of Directors from May 2016 to September 2017. Mr. Singer previously served as Chief Financial Officer of Sagent Pharmaceuticals from 2011 until 2017, and was appointed Executive Vice President and Chief Financial Officer in March 2012. Mr. Singer was Senior Vice President, Treasurer, Secretary and Chief Financial Officer of Landauer, Inc. from 2006 to 2011. From 2004 to 2006, Mr. Singer served as Vice President of Global Finance and Chief Financial Officer of the Medial Segment for Teleflex Inc. Prior to 2004, Mr. Singer worked in various capacities for R.R. Donnelley & Sons Company, Cardinal Health Inc., and KPMG LLP. Mr. Singer is a certified public accountant and received a Bachelor’s Degree in Business Administration from Miami University in Ohio and a Master’s Degree from Northwestern University’s Kellogg Graduate School of Management.

Kevin D. Brandt was named Executive Vice President, Chief Commercial Officer – Domestic Direct in January 2017. Mr. Brandt has over 28 years of commercial leadership experience in the global orthopedic industry focusing on building sustainable growth and value. Mr. Brandt’s expertise includes experience in sales, marketing, business development, mergers and acquisitions and integration leadership. Mr. Brandt joined RTI as Vice President and General Manager, Emerging Technologies Commercialization in June 2012 and assumed additional responsibilities in January 2013 as head of RTI Surgical’s direct spine business. Following the acquisition of Pioneer Surgical, Mr. Brandt assumed additional responsibility when he began overseeing all North American and Canadian spine hardware and spine biologics portfolios in 2014. In his current role, Mr. Brandt is the spine franchise leader and has functional responsibility for the US spine sales organization. Prior to joining RTI Surgical, Mr. Brandt held various senior leadership roles over an 18-year period in the orthopedic and spinal divisions at Stryker Corporation. In his most recent position at Stryker he was President of Osteokinetics. Prior to that, Mr. Brandt was Sr. Director, US Spinal Sales, in which he was responsible for divesting and subsequently leading the Stryker Spine US Sales organization. Prior to joining Stryker, Mr. Brandt was a sales leader at Zimmer in a flagship office piloting a direct sales model. Mr. Brandt earned a master’s degree in business administration in corporate finance and investments with distinction from Adelphi University, a bachelor of science degree in business administration from New York Institute of Technology and has taken executive education courses at the Wharton School of Business; US Naval Academy and the Gallup organization.

John N. Varela was named Executive Vice President Global Operations in January 2017. Mr. Varela joined RTI in July 2014 as Vice President, U.S. Operations to oversee all aspects of U.S. manufacturing and distribution. In December 2014, he assumed additional responsibilities to oversee information technology, including SAP, and became an executive officer effective January 1, 2015. Prior to joining RTI, Mr. Varela was the Director of Operations for Heraeus Electro-Nite, Inc. (a company involved in the measurement, monitoring and control of molten metals) from September 2011 to July 2014. Before joining RTI, Mr. Varela had more than seven years of experience in the medical device industry with such companies as Teleflex Medical from 2004 to 2008 and Accellent, Inc. from 2008 to 2011. In his role at Accellent, Mr. Varela served as Director of Operations implementing lean principles to transform manufacturing flow and improve delivery performance. Mr. Varela spent the early part of his career with General Electric and Phillips Lighting Company. He has over twenty-nine years of experience in various leadership positions within manufacturing and supply chain industries. Mr. Varela earned a bachelor’s degree in mechanical engineering from The Pennsylvania State University and a master’s degree in environmental engineering from Drexel University. He has also earned his Six Sigma Master Black Belt and is certified in Production and Inventory Management.

Olivier M. Visa was named vice president, OEM and sports in September 2017. Mr. Visa has 25 years of commercial leadership experience in the global healthcare industry with a focus on transforming businesses and building sustainable value. Mr. Visa’s experience in the life sciences industry includes medical devices, pharmaceuticals and biologics across multiple countries in the pharmacy and critical care markets. Prior to joining RTI in October 2017, Mr. Visa served as vice president for the Global Compounding business unit of Baxter Healthcare from July 2013 to September 2017. In this role, Mr. Visa oversaw the global profitability improvement of the outsourcing pharmacy business while focusing operations, quality and research and development efforts on patient safety and innovation. Prior to this role, Mr. Visa had multiple commercial responsibilities in the Baxter Pharmaceuticals and Technology franchise from November 2004 to June 2013. In addition, Mr. Visa previously served the Global Drug Delivery business through mergers, acquisitions, licensing and integrations in multiple geographies and led marketing for the contract manufacturing business from August 2001 to October 2004. Mr. Visa earned a doctorate degree in pharmacy from the University of Aix Marseille II and a Master of Business Administration from the Kellogg School of Management.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(THE “SAY ON PAY” VOTE)

On an annual basis, we include a non-binding advisory vote on our executive compensation program (also referred to as a “say on pay” vote) in our proxy statement. We are pleased that at our 2017 Annual Meeting, our stockholders overwhelmingly approved the proposal, with over 94% of the votes cast voting in favor of our executive compensation program. In accordance with Section 14A of the Exchange Act, this year we are again asking our stockholders to vote “For” to approve the compensation of our named executive officers as disclosed in this proxy statement. In deciding how to vote on this proposal, stockholders may wish to carefully review our compensation policies and decisions regarding our named executive officers as described in the Compensation Discussion and Analysis and related executive compensation information beginning on page 34.

We believe that our compensation policies and procedures are centered on a pay-for-performance philosophy. In deciding how to vote on this proposal, the Board of Directors encourages you to consider the following factors, which are more fully discussed in the Compensation Discussion and Analysis beginning on page 34:

•	We tie pay to performance. A significant portion of executive pay is not guaranteed. We attempt to link incentive award opportunities to challenging performance goals that reinforce key business objectives and long-term shareholder value creation and we periodically review how executive pay aligns with Company financial performance.

•	Our Compensation Committee views Company performance in two primary ways:

•	The Company’s operating performance, including results against our long-term growth targets.

•	Return to shareholders over time, both on an absolute basis and relative to other companies including our Compensation peer group.

•	We attempt to mitigate undue risk, including utilizing clawback provisions, stock ownership guidelines, multiple performance targets, capped incentive award opportunities, and robust Board of Directors and management processes to identify risk.

•	Our Compensation Committee benefits from its utilization of an independent compensation consulting firm.

•	We do not engage in certain compensation practices, including the following:

•	We do not provide excise tax gross-ups.

•	We do not have an executive retirement plan that provides supplemental benefits to the named executive officers.

•	We do not reprice underwater stock options.

We are asking you to indicate your approval for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking you to vote, on an advisory basis, FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and the related narrative.”

While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s named executive officers for 2017 (in some instances, referred to as the “NEOs”), and for purposes of this Proxy Statement, are:

Name	Office
Camille I. Farhat	President and Chief Executive Officer

Jonathon M. Singer	Chief Financial and Administrative Officer, Corporate Secretary

Kevin D. Brandt	Executive Vice President and Chief Commercial Officer–Domestic Direct

John N. Varela	Executive Vice President Global Operations

Olivier M. Visa	Vice President, OEM, Sports and Donor Services

Johannes W. Louw	Vice President of Finance and Corporate Controller; Interim Chief Financial Officer from December 16, 2016 through March 15, 2017

Robert P. Jordheim	Former Executive Vice President and Chief Financial Officer from March 15, 2017 through October 31, 2017; Interim President and Interim Chief Executive Officer from December 16, 2016 through March 15, 2017; Executive Vice President and Chief Financial Officer from June 2010 through December 16, 2016

Roger W. Rose	Former President, RTI Donor Services, Executive Vice President from November 2015 through October 31, 2017

Caroline A. Hartill	Former Executive Vice President and Chief Scientific Officer from June 2010 through January 31, 2017

Executive Summary

The primary objective of our executive compensation program is to align executive pay with Company performance and long-term shareholder value creation. With respect to 2017 compensation opportunities and plan design decisions, the Committee reviewed the performance of the Company in 2016, the performance of each named executive officer in 2016, relevant external market benchmark data provided by the Committee’s independent consultant, and relevant internal factors such as the Company’s business strategy and outlook for 2017 and the strength and continuity of the executive leadership team.

Based on these and other relevant considerations, the Compensation Committee approved the following decisions related to executive compensation levels and plan designs for 2017:

•	Base salary increases in the 2% to 3% range for all Current NEOs other than Messrs. Farhat, Singer and Visa, who began working for the Company in March 2017, October 2017 and October 2017, respectively;

•	Target short-term incentive opportunities, expressed as percentage of base salary, remained at 50% of salary for Mr. Brandt, increased from 40% to 50% of salary for Mr. Varela, and were set at 110%, 65% and 40% of salary for Messrs. Farhat, Singer and Visa, respectively, each of whom began working for the Company in 2017;

•	Modified the design of the Annual Bonus Plan to include: 1) Total Revenues, rather than Base Revenues and Focused Product Revenues in 2016; 2) Adjusted Operating Income, rather than Operating Income Percentage in 2016; and 3) Free Cash Flow, rather than Free Cash Flow Improvement in 2016.

Financial Metrics Used in Compensation Programs

Financial metrics are commonly referenced in defining Company performance for executive officer compensation. The Compensation Committee bases its compensation decisions on the Company’s performance related to certain objectives. The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the executive officers. The Compensation Committee retains discretion to take other factors into account in determining annual bonuses and to award no annual bonuses even if performance criteria are met. These metrics are defined here, and their use in incentive compensation programs is described below.

(i) Total Revenues

Total Revenues means total consolidated revenues. We use Total Revenues as a bonus metric because we believe that such growth is reflection of our ability to successfully bring new products to market, gain market share and expand the many markets that we serve.

(ii) Adjusted Operating Income

Adjusted Operating Income is a non-GAAP measure and means total revenues less costs of processing and distribution and total operating expenses. We use Adjusted Operating Income as a metric in the bonus plan for executive officers in order to measure profitability and reflect how well we deliver value to our shareholders from our business operations. The calculation of Adjusted Operating Income, and its reconciliation to the applicable GAAP figure, is set forth in Appendix A to this Proxy Statement.

(iii) Free Cash Flow

Free Cash Flow is a non-GAAP measure and an indication of liquidity. Free Cash Flow means non-GAAP net cash provided by operating activities less purchases of property, plant and equipment. We believe that Free Cash Flow is useful because it is intended to be a consistent measure of the underlying results of our business and efforts to improve liquidity. Furthermore, management uses it internally as a measure of liquidity and of the performance of our operations. The calculation of Free Cash Flow, and its reconciliation to the applicable GAAP figure, is set forth in Appendix A to this Proxy Statement.

(iv) EBITDA

EBITDA is a non-GAAP measure meaning earnings before interest, taxes, depreciation and amortization. The calculation of EBITDA, and its reconciliation to the applicable GAAP figure, is set forth in Appendix A to this Proxy Statement.

(v) Adjusted EBITDA

Adjusted EBITDA is a non-GAAP measure and, in management’s opinion, an indication of operational effectiveness and profitability. Adjusted EBITDA is EBITDA less certain reconciling items. The calculation of Adjusted EBITDA, and its reconciliation to the applicable GAAP figure, is set forth in Appendix A to this Proxy Statement. In 2017, a portion of performance-based restricted stock granted to one of our recently-promoted executive officers was tied to Adjusted EBITDA over the three-year period ending December 31, 2019.

As previously noted, certain inducement stock option grants provided to newly-hired senior executives, Messrs. Farhat and Singer, may also include performance goals tied to stock price appreciation.

The Company’s operating goals for 2017 included: an increase in Total Revenues of 2.5% compared to 2016; an increase in Adjusted Operating Income of $16.6 million (from negative $15.7 million) compared to 2016; and an increase in Free Cash Flow from zero in 2016 to $11.3 million in 2017. The 2017 operating plans focused on successfully growing all of our businesses with an emphasis on long-term growth. See the discussion below under Short-Term Incentive Compensation which addresses the 2017 results compared to the 2017 targets in the Annual Bonus Plan.

The Company’s actual performance in 2017 was as follows:

•	Total Revenues increased by $6.7 million to $279.6 million or an increase of 2.5% from 2016;

•	Adjusted Operating Income increased to $29.0 million from negative $15.7 million in 2016;

•	Free Cash Flow decreased to negative $9.8 million from zero in 2016; and

•	Stock price increased 26.2%, from $3.25 on December 30, 2016 to $4.10 on December 29, 2017.

The Company’s 2017 results and the Compensation Committee’s deliberations were reflected in our final 2017 executive compensation decisions:

•	Short-term incentive awards earned in 2017, based on performance results achieved in the Annual Bonus Plan and approved by the Compensation Committee and the Board of Directors on February 26, 2018, were below target levels although increased compared to those earned in 2016;

•	The stock options granted to certain NEOs on May 3, 2017, at an exercise price of $4.60 were underwater by the end of the year (based on a year-end stock price of $4.10);

•	The performance-based stock options granted as inducement awards to Messrs. Farhat and Singer upon hire remain unvested, since stock price appreciation hurdles have not yet been met; and

•	The value of our executives’ actual stock holdings in RTI increased commensurate with the increase in shareholder value during the year.

We believe these performance and pay results demonstrate a strong alignment between executive compensation, Company performance, and shareholder value creation.

The remainder of this Compensation Discussion and Analysis provides the more detailed philosophy, process, considerations, and analysis involved in the determination of executive compensation, particularly in regards to our Current NEOs.

Oversight of Executive Compensation Program

General. The Compensation Committee of our Board of Directors (the “Compensation Committee”), presently consisting of Mr. Stolper, Mr. Valeriani and Ms. Weis, is responsible for the planning, review and administration of our executive compensation programs. The Board of Directors adopted an amended charter for the Compensation Committee in December 2017, a copy of which is available on our website at http://www.rtix.com/en_us/investors/corporate-governance.

One of our primary corporate objectives is to provide a superior return to stockholders. To support this objective, we believe we must attract, retain and motivate top quality executive talent. We believe that the executive compensation program we adopt is a critical tool in this process. The executive compensation program is designed to link executive compensation to our performance through at-risk compensation opportunities, providing significant reward to executives based on our success. The executive compensation program consists of base salary, annual cash incentive opportunities and long-term incentives represented by grants of stock options and restricted stock awards. To further encourage long-term shareholder value creation, stock options granted to Messrs. Farhat and Singer at the time of hire include very challenging stock price appreciation hurdles that must be met in order to vest.

Our compensation programs are designed specifically for: (1) our Current NEOs; (2) other officers of the Company and (3) other Company employees. The Compensation Committee is charged with the review and approval of all annual compensation decisions relating to executive officers and our annual compensation guidelines for all other Company officers and employees.

Compensation Consultant

The Compensation Committee retains an independent compensation consultant to assist with the annual review of executive compensation levels. The Compensation Committee has engaged Pearl Meyer as its independent consultant since 2011. Pearl Meyer reports to and is directed by the Compensation Committee, and provides no other services to the Company. The compensation consultant assists the Compensation Committee by providing comparative market data on compensation practices and programs based on an analysis of the companies in our peer group identified below, provides guidance on industry best practices, and participates in Compensation Committee meetings as requested.

Peer Group and Compensation Targets

With the assistance of Pearl Meyer, the Compensation Committee selected a peer group of public companies and prepared an analysis of compensation paid to our executive officers against the executive officers at the peer companies, which we refer to as “compensation benchmarking data.” The 2016 peer group (which was used in connection with making 2017 compensation decisions) consisted of the following thirteen publicly-traded medical device related companies which we believe had executives in positions that were of similar scope to the Company’s executives:

Alphatec Holdings, Inc.	Exactech Inc.	SeaSpine Holdings Corp.
AngioDynamics Inc.	Globus Medical, Inc.	Vascular Solutions Inc.
Anika Therapeutics, Inc.	K2M Group Holdings, Inc.	Wright Medical Group Inc.
Atrion Corp.	Orthofix International N.V.
CryoLife Inc.	Merit Medical Systems

At the time of the analysis, RTI’s net sales were positioned between the 50th and 75th percentile levels of this peer group.

The compensation benchmarking data provides information to compare the compensation levels of executives against comparable organizations but is not the main determinant of compensation. In general, the Committee considers the executive’s compensation against the median of the compensation benchmarking data, and then considers additional factors such as Company performance, individual executive performance, qualifications and responsibilities, internal pay equity among colleagues, and retention risks.

Overview of Compensation Philosophy and Program

In order to recruit and retain the most qualified and competent individuals as executive officers, we strive to maintain a compensation program that is competitive in the global labor market. Our compensation program is intended to reward exceptional organizational and individual performance.

The following compensation objectives are considered in setting the compensation programs for our executive officers:

•	drive and reward performance which supports the Company’s core values of quality, integrity, innovation, safety, and excellence;

•	provide a significant percentage of total compensation that is at-risk, or variable, based on predetermined performance criteria;

•	design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executive officers; and

•	set compensation and incentive levels that reflect competitive market practices.

Compensation Elements and Rationale for Pay Mix Decisions

To reward both short and long-term performance in the compensation program and in furtherance of our compensation objectives noted above, our executive compensation philosophy includes the following four principles:

(i) Compensation should be related to performance

The Compensation Committee believes that a significant portion of an executive officer’s compensation should be tied to Company performance measured against both financial and non-financial goals and objectives, as well as individual and functional performance.

During periods when performance meets or exceeds the established objectives, incentive compensation should be paid at or above targeted levels, respectively. When our performance does not meet key objectives, incentive award payments, if any, should be less than such targeted levels.

(ii) Incentive compensation should represent a large portion of executive officers’ total compensation

A majority of targeted compensation should be in the form of short-term and long-term incentives, which are calculated and paid based primarily on financial measures of profitability and stockholder value creation. We believe this provides incentives to our executive officers to increase Company profitability and long-term stockholder returns.

(iii) Compensation levels should be competitive

The Compensation Committee reviews the compensation benchmarking data in an attempt to ensure that the compensation program is competitive relative to comparable organizations we compete with for executive talent, many of which are considerably larger in size. We believe that a competitive compensation program will enhance our ability to attract and retain highly qualified executive officers.

(iv) Incentive compensation should balance short and long-term performance

The Compensation Committee seeks to structure a balance between achieving strong short-term annual results and ensuring our long-term viability and success. To reinforce the importance of balancing these perspectives, executive officers are regularly provided both short and long-term incentives.

We provide executive officers and certain other employees with various means of becoming stockholders of the Company. These opportunities include stock option grants and restricted stock awards.

The Compensation Committee believes that the mix of long-term incentives allows us to deliver equity grants that are aligned with the interests of stockholders. Stock options and restricted stock awards create a focus on share price appreciation and also serve as a retention tool to encourage recipients to remain at the Company. Performance-based restricted stock is also tied to key financial metrics in support of strategic objectives and long-term value creation.

Review of Executive Officer Performance

The Compensation Committee reviews, on an annual basis, each compensation element of an executive officer. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive compensation levels.

In addition, each year, the President and Chief Executive Officer presents to the Compensation Committee his evaluation of each executive officer, other than himself, which includes a review of contribution and performance over the past year, strengths, weaknesses, development plans and succession potential. The

Chairman of the Board and the Chairman of the Compensation Committee, in consultation with the full Board, also evaluate the President and Chief Executive Officer’s performance in light of corporate goals and objectives and other factors as deemed appropriate. Following the reviews of performance and a comparison to the compensation benchmarking data, the Compensation Committee makes its own assessments and recommends to the Board compensation for the executive officers, including the President and Chief Executive Officer. The Board evaluates the contribution and performance of the executive officers, including the President and Chief Executive Officer, and approves their compensation after considering the recommendation of the Compensation Committee.

Components of the Executive Compensation Program

The Compensation Committee believes the total compensation and benefits program for executive officers should consist of the following:

•	base salaries;

•	short-term incentive compensation;

•	long-term incentive compensation; and

•	retirement, and health and welfare benefits

Base Salaries

Base salaries are determined by evaluating an executive officer’s level of responsibility, experience, and performance. The Compensation Committee also considers the executive’s salary relative to the market median pay data provided by its independent consultant.

Increases to base salaries, if any, are driven primarily by individual performance and comparative data from the compensation benchmarking data. Individual performance is evaluated by reviewing the executive officer’s success in achieving business results, promoting our core values and demonstrating leadership abilities.

In setting the base salary of the executive officers for 2017, the Compensation Committee reviewed the compensation of comparable executive officers from the compensation benchmarking data and generally targets positioning the salary level near the 50th percentile of the peer group. The Compensation Committee also considered the Company’s continuing achievement of its short- and long-term goals to:

•	achieve specific Adjusted Operating Income, Free Cash Flow and Revenue levels;

•	communicate strategy and financial results effectively; and

•	develop leadership capabilities.

The Compensation Committee reviews the compensation benchmarking data annually for general economic conditions and marketplace compensation trends. Base salaries for executive officers are usually adjusted:

•	when the current compensation demonstrates a significant deviation from the market data;

•	to recognize outstanding individual performance; or

•	to recognize an increase in responsibility.

In 2017, all Current NEOs received salary increases in the 2.0% to 3.0% range, other than Messrs. Farhat, Singer and Visa, who began working for the Company in March 2017, October 2017 and October 2017, respectively, to position total compensation levels more in line with 50th percentile market values. Total compensation for Messrs. Farhat and Singer are intentionally positioned closer to the 75th percentile, given their extensive experience, including at larger-sized organizations, in order to entice them to join the Company. The salaries paid to the NEOs during 2017 are shown in the Summary Compensation Table.

Short-Term Incentive Compensation

The Annual Bonus Plan provides executive officers with the opportunity to earn cash bonuses based on the achievement of specific Company-wide performance goals. The Compensation Committee approves the design of the annual incentive component of our compensation program in an attempt to better align executive officer pay with our annual (short-term) performance. Incentive bonuses are generally paid in cash in March of each year for the prior year’s performance (they were approved in February 2018 for 2017 performance). Bonus payments to executive officers above certain target amounts may be paid in restricted stock instead of cash in the discretion of the Compensation Committee. The Compensation Committee approves a target incentive opportunity as a percentage of each executive officer’s base salary. These bonus target percentages are based on a variety of factors, including the relative contribution of the role to company performance, internal equity among colleagues, and competitive market practices. The bonus target percentage represents the executive officer’s annual bonus opportunity if the annual performance goals of the incentive plan are achieved.

The Annual Bonus Plan establishes a set of financial metrics for each executive officer that will be used in the determination of that officer’s bonus. These metrics are selected with a goal to drive annual performance. The Board sets performance goals that it believes are achievable, but that represent improvements over the prior year’s performance.

The 2017 target award opportunities and bonus criteria for each of our NEOs were as follows:

Name	Office	Bonus Target as a Percentage of Salary	Bonus Criteria (1)(2)
Camille I. Farhat	President and Chief Executive Officer	110%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

Jonathon M. Singer	Chief Financial and Administrative Officer, Corporate Secretary	65%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

Kevin D. Brandt	Executive Vice President and Chief Commercial Officer–Domestic Direct	50%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

John N. Varela	Executive Vice President Global Operations	50%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

Olivier M. Visa	Vice President, OEM, Sports and Donor Services	40%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

Johannes W. Louw	Vice President Finance and Corporate Controller	40%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

Robert P. Jordheim	Former Executive Vice President and Chief Financial Officer	50%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

Roger W. Rose	Former President, RTI Donor Services, Executive Vice President	50%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

Caroline A. Hartill	Former Executive Vice President and Chief Scientific Officer	50%	Total Revenues 30.0%, Adjusted Operating Income 30.0% and Free Cash Flow 40.0%

(1)	The Adjusted Operating Income performance measure was calculated using non-GAAP measures, which we believe provide meaningful supplemental information regarding our core operational performance, as more fully described in Appendix A to this Proxy Statement.
(2)	The Free Cash Flow performance measure was calculated using non-GAAP measures, which we believe provide meaningful supplemental information regarding our liquidity and operational performance, as more fully described in Appendix A to this Proxy Statement

The specific 2017 performance goals established by the Compensation Committee for the executive officers in each bonus criterion, together with the level of the Company’s actual 2017 performance in those criteria, are set forth in the following table:

Performance Category	2017 Target	2017 Results	Percentage Achievement
Total Revenues	$279.7 Million	$279.6 Million	100.0%
Adjusted Operating Income	$16.6 Million	$14.0 Million	84.3%
Free Cash Flow	$11.3 Million	$15.4 Million	136.3%
Total Award Earned as a Percentage of Target Opportunity			76.0%

Actual payouts under the Annual Bonus Plan are based upon a comparison of actual performance to performance goals approved by the Board of Directors at the beginning of the year. In addition, these performance goals contain thresholds and if performance is below such thresholds, no amount is earned for such goals. For 2017, the actual performance for Total Revenues and Free Cash Flow components were earned at target and between target and maximum levels, respectively. Actual versus targeted Adjusted Operating Income was below the applicable threshold so no portion of the corresponding award opportunity for this component was earned. Based on the metric weightings and performance results, calculated award funding was equal to 76.0% of the total target award opportunity for each eligible NEO. Payouts under the Annual Bonus Plan are subject to the discretion of the Compensation Committee and annual bonus payouts under the plan may reflect adjustments (downward or upward) for extraordinary or unusual accounting events.

The Compensation Committee’s evaluation of the Company’s performance for the criteria summarized above indicated that the Company fell short of reaching its Adjusted Operating Income goal but achieved its Total Revenues and Free Cash Flow goals which the Committee believes is important to the long-term growth of the Company. Adjusted Operating Income fell short of goal primarily due to pressure on gross margin resulting from the Company’s mix of revenues not being as planned.

The Compensation Committee decided not to adjust the calculated payouts of the 2017 short-term incentives for each of the eligible NEOs, which were 76.0% of their overall bonus targets based on actual versus planned performance results. The Board of Directors approved the bonuses in February 2018.

Long-Term Incentive Compensation

Long-term incentives comprise a significant portion of an executive officer’s total compensation package. The Compensation Committee’s objective is to provide executive officers with long-term incentive award opportunities that will align pay with shareholder value creation, encourage teamwork and collaboration in accomplishing long-term goals, facilitate stock ownership among executives, create retention incentives, and generally reflect competitive market practices. In recent years, we have provided executive officers with grants of stock options and restricted stock awards.

Each year the Company budgets a certain level of equity compensation expense and the Compensation Committee and Board of Directors approve awards within budget guidelines. The executive officers are granted stock options and/or restricted stock awards as part of the overall allocation of equity compensation to managerial employees of the Company. The compensation benchmarking data is looked at as a point of reference as to whether executive officers are receiving stock awards commensurate with responsibilities and similar to executive officers in the peer companies.

The Compensation Committee approved long-term incentive awards to executive officers in 2017 consisting of stock options and restricted stock awards, with grants to certain newly-hired or promoted executives, and also including performance-based vesting requirements. Inducement grants to Mr. Farhat, a significant portion of which are performance-based, are intended to cover long-term incentive award opportunities through 2019. As a result, he will not receive any additional grants in 2018 or 2019. Additionally, promotion grants provided to Mr. Brandt are intended to cover a multi-year period and he will not receive any additional equity awards in 2018.

The long-term incentive information related to the 2017 NEOs is included in the Summary Compensation Table under the columns Stock Awards and Option Awards. Additional information on long-term incentive awards is shown in the Grants of Plan-Based Awards Table and the Outstanding Equity Awards at Fiscal Year-End Table.

Stock Options

An important objective of the long-term incentive program is to strengthen the relationship between the long-term value of our stock price and the potential financial gain for employees. Stock options provide key employees, including the executive officers, with the opportunity to purchase our common stock over a designated time frame at a price fixed on the grant date.

A stock option will only have value if our common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to “vest” thus, providing an incentive for an option holder to remain employed by the Company. In addition, stock options link a portion of an employee’s compensation to stockholders’ interests by providing an incentive to make decisions designed to support long-term shareholder value creation.

Stock options awarded to NEOs in 2017 generally vest over a five-year period from the date of grant and expire after ten years from the date of grant, except for Messrs. Farhat and Singer whose performance-based stock options awarded in 2017 vest based on the Company’s attainment of three sets of stock price appreciation hurdles, each of which must be sustained for sixty consecutive calendar days. Compared with the applicable grant date price, stock price appreciation requirements range from 88% to 150% in the case of Mr. Farhat and from 54% to 98% in the case of Mr. Singer. In addition, Mr. Farhat’s performance-based stock options awarded in 2017 expire after five years from the date of grant. The exercise prices of the stock options granted to the NEOs in 2017 are shown in the Grants of Plan-Based Awards Table. Additional information on these grants, including the number of shares subject to each grant, also is shown in the Grants of Plan-Based Awards Table.

Options generally are granted annually at the first Board of Directors meeting of the year after final determination of our previous year’s operating results. Our practice is that the exercise price for each stock option is the closing stock price on the date of grant. Under our option plans, the option price shall not be less than the fair market value of the shares on the date of grant.

In certain instances, stock options may vest on an accelerated schedule. Retirement may trigger accelerated vesting if approved by the Compensation Committee. For example, all unvested options would vest as of the retirement date, and the optionee would have a certain period to exercise the options depending on the terms outlined in the stock option award agreement. However, the exercise period may not exceed the original option term.

Additionally, death or disability while employed with the Company may cause all stock options to vest automatically and become exercisable depending on the terms outlined in the stock option award agreement.

Restricted Stock Awards

Restricted stock awards (“RSAs”) are intended to aid in retaining key employees, including the executive officers, through vesting periods. Restricted stock awards provide the opportunity for capital accumulation and more predictable long-term incentive value.

RSAs generally are awarded periodically by the Compensation Committee. RSAs are shares of our common stock that are awarded with the restriction that the recipient remains with us until the date of vesting. RSAs awarded to NEOs in 2017 vest one-third annually after the original award date, except for Mr. Farhat who was granted RSAs with a defined vesting period and was granted additional RSAs based on Mr. Farhat purchasing at least $500,000 of the Company’s stock on the open market on or before March 15, 2018 (which he has done). The purpose of granting RSAs is to encourage ownership of our common stock by, and retention of, our key employees. Executive officers are allowed to vote RSAs as a stockholder and also have the right to receive dividends, if any, based on the number of shares held free of restriction.

Performance-based Restricted Stock Awards

Performance-based restricted stock awards (“PBRSAs”) were granted to Mr. Brandt in 2017 to recognize his promotion to the role of Executive Vice President, Chief Commercial Officer and head of our Domestic Direct business unit. This one-time grant will vest based on the achievement of a pre-established threshold level of three year cumulative revenues and Adjusted EBITDA, based on the Company’s long-term financial plan. The actual number of shares earned will be determined based on the actual cumulative revenues and EBITDA over the 2017 to 2019 performance period. The PBRSAs will be settled in common stock in the first quarter of 2020 following completion of the three-year performance period. The number of PBRSAs ultimately vested can range from 0% to 200% of the target award. In addition, recipients of PBRSAs are only entitled to dividends paid by the Company, if any on vested awards and are not allowed to vote PBRSAs as a stockholder.

Any unvested RSAs and PBRSAs generally are forfeited if the recipient terminates employment with the Company. In the event of death or disability, any unvested RSAs are immediately vested but any unvested PBRSAs are forfeited.

The RSAs and PBRSAs granted to NEOs during 2017 are shown in the Grants of Plan-Based Awards Table. Additional information on these grants, including the number of shares subject to each grant, also is shown in the Grants of Plan-Based Awards Table.

Stock Ownership Guidelines and Insider Trading Policy

Our Board of Directors has adopted Stock Ownership Guidelines, which require our chief executive officer to hold an amount equal to six times base salary, our other NEOs to hold an amount equal to three times base salary and our non-employee directors to hold an amount equal to five times the annual cash retainer plus all shares initially granted upon election to the Board, if applicable. Our chief executive officer, other NEOs and non-employee directors are given five years from the date of first becoming subject to these Stock Ownership Guidelines, to achieve the threshold ownership. Once the threshold is reached, an executive officer or non-employee director is permitted to sell net after-tax shares received from equity grants, provided that the threshold ownership requirement is maintained. When an executive officer or non-employee director leaves our Company or the Board of Directors, the executive officer or non-employee director may sell any vested shares he or she possesses, subject to compliance with applicable law. Each of our NEOs and non-employee directors is in compliance with the Stock Ownership Guidelines.

Our Board of Directors has also adopted an Insider Trading Policy, which includes anti-hedging provisions that restrict our employees, officers and directors from purchasing financial instruments or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of our stock. The Stock Ownership Guidelines and Insider Trading Policy are available on our website at http://www.rtix.com/en_us/investors/corporate-governance.

Tax Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to each of the executive officers. The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modifies Section 162(m) and, among other things, eliminates the performance-based exception to the $1,000,000 deduction limit effective as of January 1, 2018. As a result, beginning in 2018, compensation paid to certain executive officers in excess of $1,000,000 will generally be non-deductible, whether or not it is performance-based. We may from time to time pay compensation to our executive officers that may not be deductible, including discretionary bonuses or other types of compensation outside of our plans.

Although the Compensation Committee has generally attempted to structure executive compensation so as to preserve deductibility, it also believes that there are circumstances where our interests are best served by maintaining flexibility in the way compensation is provided, even if it might result in the non-deductibility of certain compensation under the Code.

Retirement, Health and Welfare Benefits

We offer a variety of retirement, health and welfare benefits to all eligible employees. The executive officers generally are eligible for the benefit programs on the same basis as other employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include options for medical, pharmacy, dental, vision, life insurance and accidental death and disability. Coverage under the life insurance and disability programs also offer benefit amounts specific to executive officers.

We offer retirement programs that are intended to supplement the employee’s personal savings and social security. The program includes RTI Surgical, Inc. Retirement Plan, which is a 401(k) plan. All U.S. employees, including executive officers, are generally eligible for the 401(k) Plan.

We adopted the 401(k) Plan to enable employees to save for retirement through a tax-advantaged combination of employee and Company contributions and to provide employees the opportunity to directly manage their retirement plan assets through a variety of investment options. The 401(k) Plan allows eligible employees to elect to contribute up to 100% of their eligible compensation to an investment trust. Eligible compensation generally means all wages, salaries and commissions from the Company. Employee contributions are matched in cash by us at the rate of $1.00 per $1.00 of employee contribution for the first 6% of the employee’s eligible compensation. Employee contributions vest immediately and the employer’s matching contributions vest after the employee has three years of service with the Company. The 401(k) Plan provides for 28 different investment options, for which the participant has sole discretion in determining how both the employer and employee contributions are invested. The 401(k) Plan does not provide our employees the option to invest directly in the Company’s stock. The 401(k) Plan offers in-service withdrawals in the form of loans, hardship distributions and distributions at 59.5 years of age. The 401(k) Plan benefits are payable pursuant to the participant’s election.

Perquisites and Perquisite Allowance Payments

Executive officers are provided with the following benefits as a supplement to their other compensation:

•	Health and Welfare Coverage: We pay 100% of the premium for health, dental and vision insurance for executive officers. In addition, at our expense, each executive officer is allowed to have a complete and professional personal physical exam on an annual basis. Executive officers are responsible for deductibles and co-payments under the health benefit plans.

•	Life Insurance & Accidental Death & Dismemberment Coverage: We pay 100% of the premium for both term life insurance and accidental death and dismemberment coverage, equal to $500,000 for Messrs. Brandt and Varela. We also pay 100% of the premium for a $50,000 term life insurance policy for the executive officers of the Company.

•	Short-Term and Long-Term Disability: We pay 100% of the premium cost for these benefit programs for executive officers. The short-term disability program provides income replacement at 60% of base pay level up to a maximum of $800 per week for up to ninety days. The long-term disability program then pays 66 2/3% of the base pay level up to a maximum of $8,000 per month beginning once short term benefits have exhausted up to age 65.

Severance Plan

We do not have in effect any general severance plan that provides for change-in-control payments to our executive officers, although Messrs. Farhat and Singer’s employment agreements provides for change-in-control provisions as described below. Prior to their departures, we had executive transition agreements with Messrs. Jordheim, Rose and Ms. Hartill which contain change-in-control provisions. These agreements are described under “Executive Transition Agreements” and “Potential Payments upon Termination of Employment” below. None of these arrangements contain any tax gross-up provisions.

Employment Agreements

Employment Agreement – Mr. Farhat

On January 26, 2017, the Company entered into an employment agreement with our new President and Chief Executive Officer, Camille Farhat (the “Employment Agreement”). The Employment Agreement has an initial term of two years, which automatically renews annually at the expiration of the initial term. Pursuant to the Employment Agreement, the Company will pay Mr. Farhat a base salary of at least $635,000 annually (subject to annual review by the Board (or a committee thereof)). Mr. Farhat will be eligible to receive an annual discretionary incentive payment under the Company’s annual bonus plan based on a target bonus of at least 110% of his base salary, based on the attainment of one or more pre-established performance goals to be determined by the Board or the Compensation Committee in its sole discretion. In addition, the Employment Agreement contains customary covenants on confidentiality, non-competition, non-solicitation, and non-interference, as well as provisions on the termination of the Employment Agreement and the consequences thereof.

As a material condition to entering into the Employment Agreement, on January 26, 2017 (the “Grant Date”), the Company and Mr. Farhat entered into: (1) a restricted stock award agreement (the “Restricted Stock Agreement #1”); (2) another restricted stock award agreement (the “Restricted Stock Agreement #2”); and (3) a stock option agreement (the “Option Agreement”).

Under the original Restricted Stock Agreement #1, the Company granted Mr. Farhat 850,000 shares of restricted common stock. On the first anniversary of the Grant Date, 170,000 shares would have vested. The remaining shares would have vested on the last day of each calendar quarter at a rate of 42,500 shares per calendar quarter commencing after the first anniversary of the Grant Date and continuing for four years after. Vesting of these shares could have accelerated upon the occurrence of either of two conditions, which are confidential and subject to a confidential treatment request filed with the SEC. In addition, upon a change in control of the Company, any unvested shares would have vested as of the date of such change in control.

On December 4, 2017, the Company and Camille Farhat (the Company’s President and Chief Executive Officer) entered into the First Amendment to the Restricted Stock Agreement #1 (the “Amendment”). The Amendment revises the vesting conditions for the Company’s common stock, granted under the Restricted Stock Agreement #1. Pursuant to the Amendment, certain acceleration conditions contained in the Restricted Stock Agreement #1 are deleted and 425,000 shares of restricted common stock vested on December 4, 2017 (the “Vested Grant”). The Compensation Committee accelerated the vesting of these shares to recognize Mr. Farhat’s extraordinary efforts in restructuring the Company, establishing a new team of highly qualified senior executives, and developing and executing on a new strategic plan. If Mr. Farhat voluntarily leaves the employment of the

Company (other than for “Good Reason”) or is terminated for “Cause” (as those terms are defined in the Employment Agreement between the Company and Mr. Farhat, dated January 26, 2017) on or before March 31, 2019, then Mr. Farhat will forfeit all of the shares of the Vested Grant that would not have otherwise vested under vesting schedule contained in the Restricted Stock Agreement #1 at the time of termination. For example, if Mr. Farhat leaves the employment of the Company without Good Reason on June 1, 2018, he will forfeit 425,000 of the 637,500 vested restricted shares of common stock granted under the Restricted Stock Agreement #1. Pursuant to the Amendment, Mr. Farhat will also be required to hold the shares of the Vested Grant until March 31, 2019, except to the extent those shares would have vested under the vesting schedule contained in the original Restricted Stock Agreement #1 at the time of a proposed transfer by Mr. Farhat.

The unaccelerated shares of restricted common stock granted under the Restricted Stock Agreement #1 will vest under vesting schedule contained in the Restricted Stock Agreement #1. Pursuant to the Restricted Stock Agreement #1 vesting schedule, 170,000 of the unaccelerated restricted shares will vest on January 26, 2018, and the remaining unaccelerated restricted shares will vest in 42,500 share increments on the last day of each calendar quarter commencing on March 31, 2018, continuing until all unaccelerated restricted shares have vested. Under the terms of the Amendment, the final tranche of shares of restricted common stock granted under the Restricted Stock Agreement #1 will vest as of June 30, 2019, instead of on December 31, 2021, which would have been the case if no acceleration occurred. As previously noted, Mr. Farhat is subject to robust stock ownership guidelines equal to six times his base salary.

Under the Restricted Stock Agreement #2, the Company granted Mr. Farhat 150,000 shares of restricted common stock. These 150,000 restricted shares will become fully vested on the latest date (the “Purchase Date”) on which the fair market value of the cumulative amount of shares that Mr. Farhat purchases on the open market equals $500,000, so long as the Purchase Date is on or before March 15, 2018. After vesting, the shares will be non-transferable for a period of one year following the Purchase Date. During the second quarter of 2017, Mr. Farhat purchased $572,313 worth of the Company’s shares on the open market. Accordingly, the 150,000 restricted shares of common stock granted to Mr. Farhat pursuant to the Restricted Stock Award #2 became fully vested, effective May 18, 2017.

Under the option agreement, the Company granted Mr. Farhat 1,950,000 performance-based stock options as of the Grant Date. The exercise price for these performance-based stock options is $3.20. The performance-based stock options will expire on January 26, 2022. The performance-based stock options will vest based on the Company’s attainment of three average stock price benchmarks. The first 650,000 shares will vest if the Company’s average publicly traded stock price is over $6.00 for a sixty-consecutive calendar day period. The next 650,000 shares will vest if the Company’s average publicly traded stock price is over $7.00 for a sixty-consecutive calendar day period. The final 650,000 shares will vest if the Company’s average publicly traded stock price is over $8.00 for a sixty-consecutive calendar day period. The vesting of these performance-based stock options is cumulative. In addition, if the Company is acquired by a third party at a stock price per share equal to or greater than one of the thresholds set forth in this paragraph, the applicable shares of common stock subject to these performance-based stock options shall vest in accordance with such threshold regardless of whether the Company’s closing trading stock price exceeds such threshold for such period of time as set forth in this paragraph.

Employment Agreement – Mr. Singer

The Company entered into an Employment Agreement with Mr. Singer, dated September 18, 2017, which sets forth the terms of Mr. Singer’s service as the Company’s Chief Financial and Administrative Officer. Mr. Singer’s employment agreement has an initial term of three years, which automatically renews annually at the expiration of the initial term. Pursuant to the employment agreement, the Company will pay Mr. Singer a base salary of at least $450,000 annually (subject to annual review by the Company’s Chief Executive Officer and the Board (or a committee thereof)). Mr. Singer will be eligible to receive an annual discretionary incentive payment under the Company’s annual bonus plan based on a target bonus of at least 65% of his base salary, based on the attainment of one or more pre-established performance goals to be determined by the Board or the Company’s compensation committee in its sole discretion. Mr. Singer will also be eligible to participate in the Company’s long-term incentive plan based upon a target long term incentive opportunity of at least 110% of his salary. The Employment Agreement also provides for a one-time payment of $168,750 no later than March 15, 2018 and a one-time payment of $1,000,000 to Mr. Singer in September of 2018 as an inducement to Mr. Singer’s entry into the Employment Agreement and to offset the loss of certain foregone incentive opportunities from his former employer. If Mr. Singer’s employment with the Company is terminated by the Company for cause or by Mr. Singer without good reason before October 2, 2020, then Mr. Singer will have to repay the one-time payment of $168,750 and the after-tax portion of the $1,000,000 one-time payment, respectively, and forfeit any unvested shares of the Company’s common stock granted to Mr. Singer pursuant to the Restricted Stock Agreement and the Option Agreement (as defined below). In addition, the Employment Agreement contains customary covenants regarding confidentiality, non-competition, non-solicitation, and non-interference, as well as provisions regarding the termination of the Employment Agreement and the consequences thereof.

As a material condition to entering into the Employment Agreement, on September 18, 2017, the Company and Mr. Singer entered into: (1) a restricted stock award agreement; and (2) a stock option agreement. The restricted stock agreement and option agreement are subject to the terms of the RTI Surgical, Inc. 2015 Incentive Compensation Plan.

Under the restricted stock agreement, the Company granted Mr. Singer 109,890 shares of restricted common stock. The shares will vest over a three-year period. On the first anniversary of the grant date, 36,630 shares will vest. On the second anniversary of the grant date, an additional 36,630 shares will vest. On the third anniversary of the grant date, the final 36,630 shares will vest.

Under the option agreement, the Company granted Mr. Singer 306,900 performance-based stock options, as of the grant date. The exercise price for these performance-based stock options is $4.55 per share. These performance-based stock options will expire on September 18, 2027. These performance-based stock options will vest based the Company’s attainment of three average stock price benchmarks. The first 102,300 shares will vest if the Company’s average publicly traded stock price is over $7.00 per share for a sixty-consecutive calendar day period. The next 102,300 shares will vest if the Company’s average publicly traded stock price is over $8.00 per share for a sixty-consecutive calendar day period. The final 102,300 shares will vest if the Company’s average publicly traded stock price is over $9.00 per share for a sixty-consecutive calendar day period. The vesting of these performance-based stock options is cumulative.

Executive Transition Agreements

On August 29, 2012, the Company entered into an executive transition agreement with each of its then-executive officers, including Robert P. Jordheim (then-Executive Vice President and -Chief Financial Officer); Roger W. Rose (then-President, RTI Donor Services, Executive Vice President and Chief Commercial Officer); and Caroline A. Hartill (then-Executive Vice President and Chief Scientific Officer). On December 3, 2015, the Company and each executive officer extended the term of his or her respective agreement. The expiration date for each of these agreements was December 31, 2018. Each agreement had a term of three years, subject in each case to the Company’s right to extend the term of any agreement by giving written notice to the respective executive officer prior to its expiration.

In general, the agreement with each of these former executive officers provided that if, during the term of the Agreement, the Company or its successor terminated the employment of the executive officer without “Cause” (as defined in the Agreement), or the executive officer voluntarily terminated his or her employment for “Good Reason” (as defined in the Agreement), the executive officer would have been entitled to periodic severance payments for 12 months totaling an amount equal to the sum of: (a) one year of the executive officer’s then-current annual base salary (or, if greater, the annual base salary in effect as of the beginning of the preceding year) plus (b) the amount of the executive officer’s then-current target bonus opportunity (or, if there was no target bonus for the year in which employment is terminated, the amount of the bonus earned by the executive officer for the immediately preceding year).

Each executive officer’s right to receive and retain his or her respective severance payments or benefits was subject to certain conditions, including delivery of a release of the Company and compliance with specified restrictive covenants following such termination.

Actual Payments upon Termination of Employment

The following tables disclose the actual payments and benefits provided to our former NEOs Messrs. Jordheim and Rose and Ms. Hartill, upon their departures in October 2017, October 2017, and January 2017, respectively.

Robert P. Jordheim, Former Executive Vice President and Chief Financial Officer (1)

Base Salary	$374,285
Bonus	187,143
Unvested Equity Awards	249,007	(2)
Value of Life and Medical Insurance Benefits	34,992	(3)

Total	$845,427

(1)	Mr. Jordheim stepped down as the Company’s Executive Vice President and Chief Financial Officer, in October 2017. All amounts of salary and bonus under provisions of Mr. Jordheim’s transition agreement will be paid by November 2018.
(2)	The closing price of our common stock on November 1, 2017 (the date on which Mr. Jordheim executed a separation agreement under which all of his unvested options and restricted stock awards became vested) was $4.35 per share, and Mr. Jordheim had 12,000 unvested options with an exercise price of $3.60 per share, 24,000 unvested options with an exercise price of $3.78 per share, 36,000 unvested options with an exercise price of $5.23 per share, 30,968 unvested options with an exercise price of $3.31 per share, 61,674 unvested options with an exercise price of $4.60 per share, and 57,243 unvested time-based restricted stock awards as of November 1, 2017. All awards became fully vested on November 1, 2017.
(3)	Includes the premiums to be paid by the Company for life, health, dental and vision insurance.

Roger W. Rose, Former President, RTI Donor Services, Executive Vice President (1)

Base Salary	$350,115
Bonus	175,057
Unvested Equity Awards	173,160	(2)
Value of Life and Medical Insurance Benefits	34,992	(3)

Total	$733,324

(1)	Mr. Rose stepped down as the Company’s President, RTI Donor Services, Executive Vice President, in October 2017. All amounts of salary and bonus under provisions of Mr. Rose’s transition agreement will be paid by November 2018.
(2)	The closing price of our common stock on November 1, 2017 (the date on which Mr. Rose executed a separation agreement under which all of his unvested options and restricted stock awards became vested) was $4.35 per share, and Mr. Rose had 12,000 unvested options with an exercise price of $3.60 per share, 24,000 unvested options with an exercise price of $3.78 per share, 36,000 unvested options with an exercise price of $5.23 per share, 30,968 unvested options with an exercise price of $3.31 per share, 39,461 unvested options with an exercise price of $4.60 per share, and 39,807 unvested time-based restricted stock awards as of November 1, 2017. All awards became fully vested on November 1, 2017.
(3)	Includes the premiums to be paid by the Company for life, health, dental and vision insurance.

Caroline A. Hartill, Former Executive Vice President and Chief Scientific Officer (1)

Base Salary	$361,239
Bonus	180,619
Unvested Equity Awards	163,189	(2)
Value of Life and Medical Insurance Benefits	25,425	(3)

Total	$730,472

(1)	Ms. Hartill stepped down as the Company’s Executive Vice President and Chief Scientific Officer, in January 2017. All amounts of salary and bonus under provisions of Ms. Hartill’s transition agreement were completed in February 2018.
(2)	The closing price of our common stock on January 31, 2017 (the date on which Ms. Hartill executed a separation agreement under which all of her unvested options and restricted stock awards became vested) was $3.25 per share, and Ms. Hartill had 12,000 unvested options with an exercise price of $4.02 per share, 24,000 unvested options with an exercise price of $3.60 per share, 36,000 unvested options with an exercise price of $3.78 per share, 48,000 unvested options with an exercise price of $5.23 per share, 38,710 unvested options with an exercise price of $3.31 per share, and 50,212 unvested time-based restricted stock awards as of January 31, 2017. All awards became fully vested on January 31, 2017.
(3)	Includes the premiums to be paid by the Company for life, health, dental and vision insurance.

Potential Payments upon Termination of Employment

If the Company terminates Mr. Farhat or Mr. Singer for cause or Mr. Farhat or Mr. Singer resign without good reason, such individual would be owed any unpaid base salary through the date of termination, reimbursement for any unreimbursed business expenses incurred through the date of termination, any accrued by unused vacation time in accordance with Company policy, and all other payments, benefits or fringe benefits under the Company’s applicable benefits plan or program (the “Accrued Benefits”). The following tables disclose the estimated payments and benefits, in addition to the Accrued Benefits, that would have been provided to our NEOs Messrs. Farhat and Singer upon a termination for cause or resignation with good reason, applying the assumptions that their last day of employment was December 31, 2017.

Camille I. Farhat, President and Chief Executive Officer

Base Salary	$635,000	(1)
Unvested Equity Awards	1,742,500	(2)

Total	$2,377,500

(1)	Assumes a base salary of $635,000 per year.
(2)	The closing price of our common stock on December 31, 2017 was $4.10 per share, and Mr. Farhat had 425,000 unvested time-based restricted stock awards as of December 31, 2017.

Jonathon M. Singer, Chief Financial and Administrative Officer, Corporate Secretary

Base Salary	$450,000	(1)
Inducement Payment	1,000,000	(2)
Unvested Equity Awards	518,133	(3)
Value of outplacement services	30,000	(4)

Total	$1,998,133

(1)	Assumes a base salary of $450,000 per year.
(2)	Assumes $1,000,000 inducement payment as provided in Mr. Singer’s employment agreement.
(3)	The closing price of our common stock on December 31, 2017 was $4.10 per share, and Mr. Singer had 126,374 unvested time-based restricted stock awards as of December 31, 2017.
(4)	Includes outplacement services to be paid by the Company for the year in which Mr. Singer’s employment terminates.

Potential Payments upon a Change in Control

The following tables disclose the estimated payments and benefits that would have been provided to our NEOs Messrs. Farhat and Singer upon a Change in Control (as that term is defined in their respective employment agreements), applying the assumptions that their last day of employment was December 31, 2017.

Camille I. Farhat, President and Chief Executive Officer

Unvested Equity Awards	$1,742,500	(1)

Total	$1,742,500

(1)	The closing price of our common stock on December 31, 2017 was $4.10 per share, and Mr. Farhat had 425,000 unvested time-based restricted stock awards as of December 31, 2017.

Jonathon M. Singer, Chief Financial and Administrative Officer, Corporate Secretary

Base Salary	$675,000	(1)
Bonus	240,873	(2)
Inducement Payment	1,000,000	(3)
Unvested Equity Awards	518,133	(4)
Value of outplacement services	30,000	(5)

Total	$2,464,006

(1)	Assumes a base salary of $450,000 per year.
(2)	Assumes prorated target bonus opportunity of $72,123 plus $168,750 short term incentive payment for the year in which Mr. Singer’s employment terminates.
(3)	Assumes $1,000,000 inducement payment as provided in Mr. Singer’s employment agreement.
(4)	The closing price of our common stock on December 31, 2017 was $4.10 per share, and Mr. Singer had 126,374 unvested time-based restricted stock awards as of December 31, 2017.
(5)	Includes outplacement services to be paid by the Company for the year in which Mr. Singer’s employment terminates.

Restricted Stock Awards

Upon vesting of a restricted stock award, NEOs are allowed to sell any net after-tax shares received, but only if they have met their stock ownership requirement.

Exercise of Stock Options

Upon exercise of a stock option, NEOs are allowed to sell any net after-tax shares received, but only if they have met their stock ownership requirement. We do not currently have any post exercise holding period on shares acquired upon exercise of stock options.

Claw Backs

The Board shall, in all appropriate circumstances, require reimbursement of any annual incentive payment or long-term incentive payment under any award to an executive officer where: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the SEC; (2) such restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws and (3) a lower payment would have been made to the executive based upon the restated financial results. In each such instance, the Company will seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results. For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.

Risk Assessment

Public companies are required to conduct a risk assessment to determine if there are any compensation programs, policies, or practices that are “reasonably likely” to have a material adverse effect on the Company.

The Compensation Committee conducted a risk assessment of the Company’s compensation policies and practices for the fiscal year 2017. This risk assessment consisted of a review of cash and equity compensation provided to senior executives and incentive compensation plans and commission plans which provide variable compensation based upon Company and individual performance. The Compensation Committee concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to the Company’s overall business and do not create risk that is reasonably likely to have a material adverse effect on the Company. The following characteristics of our compensation programs support this finding:

•	our use of different types of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable components;

•	our use of multiple performance measures and capped incentive award opportunities in the short-term incentive program;

•	the ability of the Compensation Committee and/or the Board to reduce incentive payouts if deemed appropriate;

•	stock awards have multi-year vesting ranging from three to five years;

•	performance-based restricted stock only vest if challenging financial goals are achieved and are capped at 200% of target level;

•	stock ownership guidelines are in place with respect to minimum levels of stock ownership;

•	our Insider Trading Policy contains a prohibition of hedging and using derivative securities or short selling as it relates to Company stock;

•	our practice of looking beyond specific results-oriented performance and assessing the overall contributions of a particular executive; and

•	the ability of our Board to recoup compensation in accordance with our “Clawback Policy”.

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our 2017 NEOs for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)		Total ($)
Camille I. Farhat	2017	483,577	—	3,200,000	2,615,600	530,860	—	2,862	(5)	6,832,898
President and Chief	2016	—	—	—	—	—	—	—		—
Executive Officer	2015	—	—	—	—	—	—	—		—

Jonathon M. Singer	2017	95,192	—	500,000	764,181	224,173	—	—		1,583,546
Chief Financial and Administrative	2016	—	—	—	—	—	—	—		—
Officer, Corporate Secretary	2015	—	—	—	—	—	—	—		—

Kevin D. Brandt	2017	334,948	—	590,625	97,225	128,199	38,642	16,937	(6)	1,206,577
Executive Vice President and Chief	2016	—	—	—	—	—	—	—		—
Commercial Officer—Domestic Direct	2015	—	—	—	—	—	—	—		—

John N. Varela	2017	335,009	—	110,000	110,077	128,223	—	23,862	(7)	707,171
Executive Vice President Global	2016	324,018	—	80,000	60,000	15,201	—	96,910	(8)	576,128
Operations	2015	310,154	—	—	74,490	53,040	—	20,258	(9)	457,943

Olivier M. Visa	2017	63,462	—	348,750	—	22,738	—	—		434,950
Vice President, OEM, Sports and	2016	—	—	—	—	—	—	—		—
Donor Services	2015	—	—	—	—	—	—	—		—

Johannes W. Louw	2017	232,321	33,182	60,000	60,043	68,886	2,678	20,492	(10)	477,601
Vice President Finance	2016	216,539	6,818	20,000	30,000	10,208	2,678	19,437	(11)	305,680
and Corporate Controller	2015	—	—	—	—	—	—	—		—

Robert P. Jordheim	2017	335,499	53,920	140,000	140,099	—	—	339,972	(12)	1,009,489
Former Executive Vice President	2016	360,959	11,080	200,000	60,000	21,076	—	23,143	(13)	676,257
and Chief Financial Officer	2015	350,215	—	104,600	148,980	74,970	—	23,242	(14)	702,007

Roger W. Rose	2017	306,157	—	59,800	89,640	—	13,311	258,055	(15)	726,963
Former President, RTI Donor Services,	2016	347,779	—	200,000	60,000	20,307	6,098	23,448	(16)	657,631
Executive Vice President	2015	338,394	—	104,600	148,980	72,232	(549)	23,547	(17)	687,204

Caroline A. Hartill	2017	45,028	—	—	—	—	72	625,774	(18)	670,874
Former Executive Vice President	2016	358,828	—	200,000	60,000	20,952	49	18,292	(19)	658,121
and Chief Scientific Officer	2015	348,148	—	104,600	148,980	74,527	14,196	18,220	(20)	708,671

(1)	On March 14, 2017, the Compensation Committee approved bonuses to be paid to Mr. Jordheim and Mr. Louw equal to $65,000 and $40,000, respectively, for their service as the Company’s Interim President and Chief Executive Officer and Interim Chief Financial Officer, respectively, from December 2016 to March 2017. The amounts allocable to 2016 and 2017 interim service are listed in this column.
(2)	Reflects the fair value of the award at date of grant. The stock option award fair values are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The assumptions underlying the valuation of restricted stock awards and stock options are set forth in footnote 5 to our consolidated financial statements for the year ended December 31, 2017.
(3)	Reflects bonuses earned under the Annual Bonus Plan.
(4)	Reflects the increase in value of NEO benefits under the Executive Nonqualified Excess Plan.
(5)	Includes matching contributions under our 401(k) Plan of $1,470, payment of $1,392 for health and dental insurance.
(6)	Includes matching contributions under our 401(k) Plan of $12,344, payment of $3,734 for health and dental insurance and payment of $860 for term life insurance.
(7)	Includes matching contributions under our 401(k) Plan of $16,200, payment of $6,809 for health and dental insurance and payment of $853 for term life insurance.
(8)	Includes matching contributions under our 401(k) Plan of $19,646, payment of $3,412 for health and dental insurance, payment of $853 for term life insurance and payment of $72,999 for relocation.

(9)	Includes matching contributions under our 401(k) Plan of $15,900, payment of $3,481 for health and dental insurance and payment of $877 for term life insurance.
(10)	Includes matching contributions under our 401(k) Plan of $13,886, payment of $6,606 for health and dental insurance.
(11)	Includes matching contributions under our 401(k) Plan of $13,357, payment of $6,080 for health and dental insurance.
(12)	Includes severance payments of $315,731, matching contributions under our 401(k) Plan of $16,200, payment of $7,036 for health and dental insurance and payment of $1,005 for term life insurance.
(13)	Includes matching contributions under our 401(k) Plan of $15,900, payment of $6,440 for health and dental insurance and payment of $803 for term life insurance.
(14)	Includes matching contributions under our 401(k) Plan of $15,900, payment of $6,539 for health and dental insurance and payment of $803 for term life insurance.
(15)	Includes severance payments of $235,701, matching contributions under our 401(k) Plan of $15,318, payment of $7,036 for health and dental insurance.
(16)	Includes matching contributions under our 401(k) Plan of $15,900, payment of $6,440 for health and dental insurance and payment of $1,108 for term life insurance.
(17)	Includes matching contributions under our 401(k) Plan of $15,900, payment of $6,539 for health and dental insurance and payment of $1,108 for term life insurance.
(18)	Includes severance payments of $623,099, matching contributions under our 401(k) Plan of $2,675.
(19)	Includes matching contributions under our 401(k) Plan of $13,255, payment of $4,046 for health and dental insurance and payment of $991 for term life insurance.
(20)	Includes matching contributions under our 401(k) Plan of $13,334, payment of $3,895 for health and dental insurance and payment of $991 for term life insurance.

Grants of Plan-Based Awards

This table discloses the actual numbers of restricted stock awards and stock options granted during 2017 and the grant date fair value of these awards. It also captures potential payouts under the Company’s non-equity incentive plans.

			Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Grant Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Camille I. Farhat	1/26/2017	Non-Equity Incentive Plan	349,250	698,500	1,047,750				—	—	—	—
	1/26/2017	Option Award							—	1,950,000	3.20	2,615,600
	1/26/2017	Stock Award							1,000,000	—	—	3,200,000
Jonathon M. Singer	9/18/2017	Non-Equity Incentive Plan	146,250	292,500	438,750				—	—	—	—
	9/18/2017	Option Award							—	306,900	4.55	764,181
	9/18/2017	Stock Award							109,890	—	—	500,000
Kevin D. Brandt	1/24/2017	Non-Equity Incentive Plan	84,342	168,683	253,025				—	—	—	—
	1/24/2017	Option Award							—	62,500	3.15	97,225
	1/24/2017	Stock Award							62,500	—	—	196,875
	1/24/2017	Performance Stock Award				21,250	125,000	250,000	—	—	—	393,750
John N. Varela	5/3/2017	Non-Equity Incentive Plan	84,357	168,714	253,071				—	—	—	—
	5/3/2017	Option Award							—	48,458	4.60	110,077
	5/3/2017	Stock Award							23,913	—	—	110,000
Olivier M. Visa	10/2/2017	Non-Equity Incentive Plan	60,000	120,000	180,000				—	—	—	—
	10/2/2017	Stock Award							75,000	—	—	348,750
Johannes W. Louw	5/3/2017	Non-Equity Incentive Plan	44,000	88,000	132,000				—	—	—	—
	5/3/2017	Option Award							—	26,432	4.60	60,043
	5/3/2017	Stock Award							13,043	—	—	60,000
Robert P. Jordheim	5/3/2017	Non-Equity Incentive Plan	93,572	187,143	280,715				—	—	—	—
	5/3/2017	Option Award							—	61,674	4.60	140,099
	5/3/2017	Stock Award							30,435	—	—	140,000
Roger W. Rose	5/3/2017	Non-Equity Incentive Plan	87,529	175,057	262,586				—	—	—	—
	5/3/2017	Option Award							—	39,461	4.60	89,640
	5/3/2017	Stock Award							13,000	—	—	59,800
Caroline A. Hartill	5/3/2017	Non-Equity Incentive Plan	90,310	180,619	270,929				—	—	—	—
	5/3/2017	Option Award							—	—	—	—
	5/3/2017	Stock Award							—	—	—	—

(1)	These amounts represent the threshold, target, and maximum bonuses payable to each executive under the Company’s 2015 Bonus Plan.
(2)	The performance-based restricted stock awards were granted on January 24, 2017, pursuant to our 2015 Incentive Compensation Plan. The performance-based restricted stock awards are subject to the recipient’s continued service with us and the vesting of these performance-based restricted stock awards may range from 0% to 200% on January 24, 2020, subject to a three-year performance-period based on achieving certain financial performance targets.
(3)	The time-based restricted stock awards are subject to the recipient’s continued service with us and 33.3% of these time-based restricted stock awards will become vested on each anniversary date from May 3, 2018 through May 3, 2020. Mr. Farhat was granted time-based restricted stock awards on January 26, 2017, with a vesting period disclosed in his employment agreement discussed above. Messrs. Singer and Visa were granted time-based restricted stock awards on September 18, 2017 and October 2, 2017, respectively.
(4)	Such options were granted on May 3, 2017, pursuant to our 2015 Incentive Compensation Plan. Subject to the recipient’s continued service with us, 20% of these options will become exercisable on each anniversary date from May 3, 2018 through May 3, 2022. Messrs. Farhat and Singer were granted stock options on January 26, 2017 and September 18, 2017, respectively, with vesting based the Company’s attainment of three average stock price benchmarks as disclosed in their employment agreements discussed above.

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2017 for NEOs.

			Option Awards				Stock Awards
Name	Grant Date	Grant Type	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Camille I. Farhat (1)	1/26/2017	Stock Options	—	1,950,000	3.20	1/26/2022	—	—	—	—
	1/26/2017	RSA					425,000	1,742,500	—	—
Jonathon M. Singer (2)	9/18/2017	Stock Options	—	306,900	4.55	9/18/2022	—	—	—	—
	5/16/2017	RSA					16,484	67,584	—	—
	9/18/2017	RSA					109,890	450,549	—	—
Kevin D. Brandt (3)	1/24/2017	Stock Options	—	62,500	3.15	1/24/2027	—	—	—	—
	2/24/2016	Stock Options	7,742	30,968	3.31	2/24/2026	—	—	—	—
	7/16/2012	Stock Options	60,000	—	3.50	7/16/2022	—	—	—	—
	2/25/2013	Stock Options	32,000	8,000	3.60	2/25/2023	—	—	—	—
	2/25/2014	Stock Options	12,000	8,000	3.78	2/25/2024	—	—	—	—
	2/17/2015	Stock Options	8,000	12,000	5.23	2/17/2025	—	—	—	—
	2/24/2016	RSA					8,057	33,034	—	—
	1/24/2017	RSA					62,500	256,250	—	—
	2/24/2016	Performance RSA					—	—	12,085	49,549
	1/24/2017	Performance RSA					—	—	125,000	512,500
John N. Varela (4)	2/24/2016	Stock Options	7,742	30,968	3.31	2/24/2026	—	—	—	—
	7/14/2014	Stock Options	12,000	8,000	4.26	7/14/2024	—	—	—	—
	5/3/2017	Stock Options	—	48,458	4.60	5/3/2027	—	—	—	—
	2/17/2015	Stock Options	12,000	18,000	5.23	2/17/2025	—	—	—	—
	2/24/2016	RSA					8,057	33,034	—	—
	2/24/2016	Performance RSA					—	—	12,085	49,549
	5/3/2017	RSA					23,913	98,043	—	—
Olivier M. Visa (5)	10/2/2017	RSA					75,000	307,500	—	—
Johannes W. Louw (6)	2/28/2011	Stock Options	2,000	—	2.69	2/28/2021	—	—	—	—
	2/10/2009	Stock Options	—	—	2.98	2/10/2019	—	—	—	—
	2/24/2016	Stock Options	3,871	15,484	3.31	2/24/2026	—	—	—	—
	2/25/2013	Stock Options	12,000	3,000	3.60	2/25/2023	—	—	—	—
	2/25/2014	Stock Options	12,000	8,000	3.78	2/25/2024	—	—	—	—
	2/9/2012	Stock Options	6,000	—	4.02	2/9/2022	—	—	—	—
	4/20/2010	Stock Options	—	—	4.30	4/20/2020	—	—	—	—
	5/3/2017	Stock Options	—	26,432	4.60	5/3/2027	—	—	—	—
	2/17/2015	Stock Options	8,000	12,000	5.23	2/17/2025	—	—	—	—
	1/28/2008	Stock Options	5,000	—	7.45	1/28/2018	—	—	—	—
	7/21/2008	Stock Options	5,000	—	8.11	7/21/2018	—	—	—	—
	2/24/2016	RSA					2,014	8,257	—	—
	2/24/2016	Performance RSA					—	—	3,021	12,386
	5/3/2017	RSA					13,043	53,476	—	—
Robert P. Jordheim (7)			—	—	—		—	—	—	—
Roger W. Rose (8)	2/24/2016	Stock Options	38,710	—	3.31	2/24/2026	—	—	—	—
Caroline A. Hartill (9)			—	—	—		—	—	—	—

(1)	Mr. Farhat holds the following stock options which vest based on the Company’s attainment of three average stock price benchmarks and restricted stock awards which vest as disclosed in his employment agreement discussed above:

- 1,950,000 stock options granted on January 26, 2017. The first 650,000 shares will vest if the Company’s average publicly traded stock price is over $6.00 for a sixty-consecutive calendar day period. The next 650,000 shares will vest if the Company’s average publicly traded stock price is over $7.00 for a sixty-consecutive calendar day period. The final 650,000 shares will vest if the Company’s average publicly traded stock price is over $8.00 for a sixty-consecutive calendar day period. The vesting of the Stock Options is cumulative.

- 1,000,000 restricted stock awards granted January 26, 2017. 150,000, 425,000, and 170,000 restricted stock awards vested on May 18, 2017, December 4, 2017, and January 26, 2018 respectively. The remaining unvested 255,000 restricted stock awards will vest in 42,500 share increments on the last day of each calendar quarter commencing on March 31, 2018, continuing until all restricted shares have vested.

(2)	Mr. Singer holds the following stock options which vest based on the Company’s attainment of three average stock price benchmarks and restricted stock awards which vest as disclosed in his employment agreement discussed above:

- 306,900 stock options granted on September 18, 2017. The first 102,300 shares will vest if the Company’s average publicly traded stock price is over $7.00 per share for a sixty-consecutive calendar day period. The next 102,300 shares will vest if the Company’s average publicly traded stock price is over $8.00 per share for a sixty-consecutive calendar day period. The final 102,300 shares will vest if the Company’s average publicly traded stock price is over $9.00 per share for a sixty-consecutive calendar day period. The vesting of the Stock Options is cumulative.

- 109,890 restricted stock awards granted September 18, 2017. 36,630 restricted stock awards will vest on each of September 18, 2018, 2019 and 2020.

(3)	Mr. Brandt holds the following stock options which vest 20% per year over a five-year period from the date of grant, restricted stock awards which vests 33.3% per year over a three-year period from the date of grant and a performance-based restricted stock award which vests 100% at the end of a three-year period from the date of grant subject to a three-year performance-period based on achieving certain financial performance targets:

- 62,500 stock options granted on January 24, 2017. 12,500 stock options have vested, or will vest, on each of January 24, 2018, 2019, 2020, 2021 and 2022.

- 38,710 stock options granted on February 24, 2016. 7,742 stock options have vested, or will vest, on each of February 24, 2017, 2018, 2019, 2020 and 2021.

- 20,000 stock options granted on February 17, 2015. 4,000 stock options have vested, or will vest, on each of February 17, 2016, 2017, 2018, 2019 and 2020.

- 20,000 stock options granted on February 25, 2014. 4,000 stock options have vested, or will vest, on each of February 25, 2015, 2016, 2017, 2018 and 2019.

- 40,000 stock options granted on February 25, 2013. 8,000 stock options have vested, or will vest, on each of February 25, 2014, 2015, 2016, 2017 and 2018.

- 60,000 stock options granted on July 16, 2012. 12,000 stock options have vested on each of February 25, 2013, 2014, 2015, 2016 and 2017.

- 62,500 restricted stock awards granted January 24, 2017. 20,833 restricted stock awards have vested, or will vest, on each of January 24, 2018 and 2019. 20,834 restricted stock awards will vest on January 24, 2020.

- 12,085 restricted stock awards granted February 24, 2016. 4,028 restricted stock awards have vested, or will vest, on each of February 24, 2017 and 2018. 4,029 restricted stock awards will vest on February 24, 2019.

- 125,000 performance-based restricted stock awards granted January 24, 2017. 125,000 performance-based restricted stock awards may vest on January 24, 2020, subject to a three-year performance-period based on achieving certain financial performance targets.

- 12,085 performance-based restricted stock awards granted February 24, 2016. 12,085 performance-based restricted stock awards may vest on February 24, 2019, subject to a three-year performance-period based on achieving certain financial performance targets.

(4)	Mr. Varela holds the following stock options which vest 20% per year over a five-year period from the date of grant, restricted stock awards which vests 33.3% per year over a three-year period from the date of grant and a performance-based restricted stock award which vests 100% at the end of a three-year period from the date of grant subject to a three-year performance-period based on achieving certain financial performance targets:

- 48,458 stock options granted on May 3, 2017. 9,691 stock options have vested, or will vest, on each of May 3, 2018 and 2019. 9,692 stock options have vested, or will vest, on each of May 3, 2020, 2021 and 2022.

- 38,710 stock options granted on February 24, 2016. 7,742 stock options have vested, or will vest, on each of February 24, 2017, 2018, 2019, 2020 and 2021.

- 30,000 stock options granted on February 17, 2015. 6,000 stock options have vested, or will vest, on each of February 17, 2016, 2017, 2018, 2019 and 2020.

- 20,000 stock options granted on July 14, 2014. 4,000 stock options have vested, or will vest, on each of July 14, 2015, 2016, 2017, 2018 and 2019.

- 23,913 restricted stock awards granted May 3, 2017. 7,971 restricted stock awards have vested, or will vest, on each of May 3, 2018, 2019 and 2020.

- 12,085 restricted stock awards granted February 24, 2016. 4,028 restricted stock awards have vested, or will vest, on each of February 24, 2017 and 2018. 4,029 restricted stock awards will vest on February 24, 2019.

- 12,085 performance-based restricted stock awards granted February 24, 2016. 12,085 performance-based restricted stock awards may vest on February 24, 2019, subject to a three-year performance-period based on achieving certain financial performance targets.

(5)	Mr. Visa holds the following restricted stock awards which vest 33.3% per year over a three-year period from the date of grant:

- 75,000 restricted stock awards granted October 2, 2017. 25,000 restricted stock awards will vest on each of October 2, 2018, 2019 and 2020.

(6)	Mr. Louw holds the following stock options which vest 20% per year over a five-year period from the date of grant, restricted stock awards which vest 33.3% per year over a three-year period from the date of grant and a performance-based restricted stock award which vests 100% at the end of a three-year period from the date of grant subject to a three-year performance-period based on achieving certain financial performance targets:

- 26,432 stock options granted on May 3, 2017. 5,286 stock options have vested, or will vest, on each of May 3, 2018, 2019 and 2020. 5,287 stock options have vested, or will vest, on each of May 3, 2021 and 2022.

- 19,355 stock options granted on February 24, 2016. 3,871 stock options have vested, or will vest, on each of February 24, 2017, 2018, 2019, 2020 and 2021.

- 20,000 stock options granted on February 17, 2015. 4,000 stock options have vested, or will vest, on each of February 17, 2016, 2017, 2018, 2019 and 2020.

- 20,000 stock options granted on February 25, 2014. 4,000 stock options have vested, or will vest, on each of February 25, 2015, 2016, 2017, 2018 and 2019.

- 15,000 stock options granted on February 25, 2013. 3,000 stock options have vested, or will vest, on each of February 25, 2014, 2015, 2016, 2017 and 2018.

- 15,000 stock options granted on February 9, 2012. 3,000 stock options have vested on each of February 25, 2013, 2014, 2015, 2016 and 2017.

- 10,000 stock options granted on February 28, 2011 have vested.

- 10,000 stock options granted on April 20, 2010 have vested.

- 10,000 stock options granted on February 10, 2009 have vested.

- 5,000 stock options granted on July 21, 2008 have vested.

- 5,000 stock options granted on January 28, 2008 have vested.

- 4,000 stock options granted on March 2, 2007 have vested.

- 13,043 restricted stock awards granted May 3, 2017. 4,347 restricted stock awards have vested, or will vest, on May 3, 2018. 4,348 restricted stock awards have vested, or will vest, on each of May 3, 2019 and 2020.

- 3,021 restricted stock awards granted February 24, 2016. 1,007 restricted stock awards have vested, or will vest, on each of February 24, 2017, 2018 and 2019.

- 3,021 performance-based restricted stock awards granted February 24, 2016. 3,021 performance-based restricted stock awards may vest on February 24, 2019, subject to a three year performance-period based on achieving certain financial performance targets.

(7)	Mr. Jordheim stepped down as the Company’s Executive Vice President and Chief Financial Officer, in October 2017. All of his outstanding stock options were exercised prior to December 31, 2017.

(8)	Mr. Rose stepped down as the Company’s President, RTI Donor Services, Executive Vice President, in October 2017. All of his outstanding stock options were exercised prior to December 31, 2017 except for 38,710 stock options granted on February 24, 2016, which were exercised on January 31, 2018.

(9)	Ms. Hartill stepped down as the Company’s Executive Vice President and Chief Scientific Officer, in January 2017. All of her outstanding stock options were exercised prior to December 31, 2017.

Option Exercises and Stock Vested

The following table sets forth information with respect to restricted stock awards held by the persons named in the Summary Compensation Table that vested in 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Camille I. Farhat	—	—	575,000	$2,688,750
Jonathon M. Singer	—	—	20,270	113,512
Kevin D. Brandt	—	—	4,028	14,501
John N. Varela	—	—	4,028	14,501
Olivier M. Visa	—	—	—	—
Johannes W. Louw	—	—	1,007	3,625
Robert P. Jordheim (1)	540,384	675,794	80,647	334,395
Roger W. Rose (2)	319,461	311,846	63,211	258,548
Caroline A. Hartill (3)	338,710	219,995	50,212	163,189

(1)	Mr. Jordheim stepped down as the Company’s Executive Vice President and Chief Financial Officer, in October 2017. His outstanding stock options and restricted stock vested upon his departure pursuant to the terms of his separation agreement.
(2)	Mr. Rose stepped down as the Company’s President, RTI Donor Services, Executive Vice President, in October 2017. His outstanding stock options and restricted stock vested upon his departure pursuant to the terms of his separation agreement.
(3)	Ms. Hartill stepped down as the Company’s Executive Vice President and Chief Scientific Officer, in January 2017. Her outstanding stock options and restricted stock vested upon her departure pursuant to the terms of her separation agreement.

Nonqualified Deferred Compensation

The following table provides information about contributions, earnings, withdrawals, distributions and balances under the Executive Nonqualified Excess Plan.

Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (2)
Camille I. Farhat	$—	$—	$—	$—	$—
Jonathon M. Singer	—	—	—	—	—
Kevin D. Brandt	64,402	—	38,642	—	270,716
John N. Varela	—	—	—	—	—
Olivier M. Visa	—	—	—	—	—
Johannes W. Louw	—	—	2,678	—	45,893
Robert P. Jordheim (3)	—	—	—	—	—
Roger W. Rose (4)	9,066	—	13,311	—	88,722
Caroline A. Hartill (5)	—	—	72	(2,543)	—

(1)	Contributions to the Plan are deferrals of base pay and at the employee’s option potentially deferrals of a portion of the annual bonus, if any.
(2)	Aggregate balance in the Plan consists of cumulative deferrals, base pay and annual bonus as reported in the Summary Compensation table, aggregate investment returns less withdrawals and distributions.
(3)	Mr. Jordheim stepped down as the Company’s Executive Vice President and Chief Financial Officer, in October 2017.

(4)	Mr. Rose stepped down as the Company’s President, RTI Donor Services, Executive Vice President, in October 2017. The balance of his account will be paid out in 2018.
(5)	Ms. Hartill stepped down as the Company’s Executive Vice President and Chief Scientific Officer, in January 2017.

The Company has an Executive Nonqualified Excess Plan (“Excess Plan”) that permits eligible U.S. employees to defer base pay in excess of the amount taken into account under the Company’s qualified 401(k) Plan.

At the time participation is elected and on an annual basis thereafter, employees must specify the amount of base pay and/or the percentage of bonus to be deferred, as well as the time and form of payment. If termination of employment occurs before retirement (defined as at least age 55 with 10 years of service), distribution is made in the form of a lump sum payment, annual installments or a combination of both at the time of termination, subject to any delay required under Section 409A of the Code. At retirement, benefits are paid according to the distribution election made by the participant at the time of the deferral election and are subject to any delay required under Section 409A of the Code. No withdrawals are permitted during employment or prior to the previously elected distribution date, other than “hardship” withdrawals as permitted by applicable law.

Amounts deferred or credited under the Excess Plan are credited with an investment return determined as if the account were invested in one or more investment funds made available by the Company. Accounts maintained for participants under the Excess Plan are not held in trust, and all such accounts are subject to the claims of general creditors of nonqualified deferred compensation plans. No accounts are credited with above-market earnings.

Compensation Committee Consideration of Shareholder Advisory Votes

At the Company’s Annual Meeting of stockholders held on May 16, 2017, the Company submitted the compensation of its executive officers to the Company’s shareholders in a non-binding vote. The Company’s executive compensation program received the support of the holders of more than 94% of the shares represented at the meeting. The Compensation Committee considered the results of the 2017 vote and views the outcome as evidence of strong shareholder support of the Company’s executive compensation decisions and policies. The Compensation Committee will continue to review future shareholder voting results, including the voting results with respect to “Proposal 3 – Advisory Vote on Executive Compensation” described in this Proxy Statement, and determine whether to make any changes to the Company’s executive compensation program in light of such voting results.

DIRECTOR COMPENSATION

Board compensation is determined by the Compensation Committee and is reviewed annually.

Our directors who are also our employees or officers did not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred relating to their attendance at meetings. In 2017, our non-employee directors received an annual Board cash retainer of $40,000, paid in quarterly installments. Also in 2017, the Chairman of the Board received an additional annual cash retainer of $50,000. Non-employee directors received annual chair and member retainers based on committee service as follows:

Description	Amount
Chair Meeting Fee	Audit Committee—$20,000 Compensation Committee—$15,000 Nominating and Governance and Science Committees—$10,000
Member Meeting Fee	Audit Committee—$10,000 Compensation Committee—$7,500 Nominating and Governance and Science Committees—$5,000

At the discretion of our Board of Directors or Compensation Committee, our directors are also eligible to receive stock awards under our 2015 Incentive Compensation Plan, with a target grant date value of $75,000. On May 16, 2017, each of our directors received a grant of 16,484 restricted stock awards at a stock price of $4.55 per share. These restricted stock awards were subject to a restricted stock award agreement with one year vesting. Non-employee directors are subject to stock ownership guidelines equal to five times the value of the annual Board cash retainer. Non-employee directors have up to five years from the time they join the Board to achieve stock ownership requirements.

The following table discloses the cash fees and stock awards and total compensation earned, paid or awarded, as the case may be, to each of the Company’s directors during 2017. Columns disclosing compensation under the headings “Option Awards,” “Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings,” and “All Other Compensation” are not included because no compensation in these categories was awarded to, earned by or paid to our directors in 2017.

Director Compensation

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)		Total ($)
Peter F. Gearen	55,000	75,000	(4)	130,000
Thomas A. McEachin	60,000	75,000	(4)	135,000
Curt M. Selquist	100,000	75,000	(4)	175,000
Jonathon M. Singer (5)	55,488	75,000	(4)	130,488
Mark D. Stolper	27,000	75,000	(4)	102,000
Christopher R. Sweeney	40,000	75,000	(4)	115,000
Paul G. Thomas	50,000	75,000	(4)	125,000
Nicholas J. Valeriani	52,500	75,000	(4)	127,500
Shirley A. Weis	61,250	75,000	(4)	136,250

(1)	As of December 31, 2017, the following non-employee directors had outstanding options and unvested shares of restricted stock: Dr. Gearen had 55,000 outstanding options and 16,484 shares of unvested restricted stock, Mr. McEachin, Mr. Selquist, Mr. Stolper; Mr. Sweeney; Mr. Thomas; Mr. Valeriani; and Ms. Weis each had 16,484 shares of unvested restricted stock.
(2)	Includes 2017 annual cash retainer fees for serving on our Board and committees of our Board.

(3)	Reflects the restricted stock award value at date of grant. The value is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The assumptions underlying the valuation of restricted stock awards are included in footnote 5 to our consolidated financial statements for the year ended December 31, 2017.
(4)	Reflects 16,484 restricted stock awards granted in 2017 at a stock value of $4.55.
(5)	Mr. Singer stepped down from the Board of Directors and was appointed Chief Financial and Administrative Officer, Corporate Secretary of the Company in September 2017. As of December 31, 2017, Mr. Singer had 306,900 outstanding options and 126,374 shares of unvested restricted stock.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Shirley A. Weis (Committee Chair)

Mark D. Stolper

Nicholas J. Valeriani

President and Chief Executive Officer Pay Ratio

Mr. Farhat’s total reported compensation in 2017 was $6,832,898 as reflected in the Summary Compensation Table included in this Proxy. The Company chose to use Mr. Farhat’s compensation, as opposed to Mr. Jordheim’s compensation, because Mr. Farhat was serving as the Company’s President and Chief Executive Officer at the time the median annual compensation for the Company’s employees was identified. The Company estimates that the median annual compensation for all its employees was $55,755 for 2017. Data as of December 31, 2017 was used in determining the median annual compensation. Annual total compensation as determined under existing executive compensation rules was used in calculating the median employee. Permanent employees only working partial year were annualized. All active employees were used in determining the median employee. Mr. Farhat’s compensation value for purposes of the CEO pay ratio was annualized to $6,984,321 to account for the fact that he was hired in March 2017 and includes one-time equity grants intended to represent three years of long-term incentives. A significant portion of Mr. Farhat’s 2017 total annual compensation is tied to challenging performance hurdles. As a result, Mr. Farhat’s 2017 total annual compensation was approximately 125 times the median employee’s annual total compensation. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND CERTAIN

BENEFICIAL OWNERS

The following table sets forth information as of the record date regarding the beneficial ownership of our common stock by: (1) each person known by us to own beneficially more than 5% of our outstanding common stock; (2) each of our directors and nominees for director; (3) each executive officer named in the Summary Compensation Table; and (4) all of our directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed. Unless otherwise indicated, the address of the beneficial owner is: c/o RTI Surgical, Inc., 11621 Research Circle, Alachua, Florida 32615.

	Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Number	Percent
Camille I. Farhat (2)	1,144,693	1.8
Jonathon M. Singer (3)	214,844	*
Kevin D. Brandt (4)	439,084	*
John N. Varela (5)	135,159	*
Olivier M. Visa (6)	114,600	*
Johannes W. Louw (7)	97,614	*
Robert P. Jordheim (8)	253,105	*
Roger W. Rose (9)	165,446	*
Caroline A. Hartill (10)	96,430	*
Peter F. Gearen (11)	185,884	*
Thomas A. McEachin (12)	64,424	*
Curt M. Selquist (13)	94,050	*
Mark D. Stolper (14)	45,462	*
Christopher R. Sweeney (15)	54,401	*
Paul G. Thomas (16)	54,401	*
Nicholas J. Valeriani (17)	65,401	*
Shirley A. Weis (18)	75,517	*
WSHP Biologics Holdings, LLC (19) 333 West Wacker Drive, Suite 2800 Chicago, Illinois 60606	14,836,195	19.1
Paradigm Capital Management Inc. (20) Nine Elk Street Albany, New York 12207	5,930,217	9.4
BlackRock Inc. (21) 55 East 52nd Street New York, New York 10022	4,914,369	7.8
Glen Capital Partners LLC (22) 800 South Street, Suite 160 Waltham, MA 02453	4,852,060	7.7
Dimensional Fund Advisors, LP (23) Building One, 6300 Bee Cave Road Austin, TX 78746	4,267,312	6.8
Krensavage Asset Management, LLC (24) 130 E. 59th Street, 11th Floor New York, New York 10022	4,438,950	7.1
All current executive officers and directors (14 persons) (25)	2,785,534	4.4

*	Represents beneficial ownership of less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Shares of common stock issuable pursuant to restricted stock awards and options, to the extent such options are exercisable or convertible within 60 days after March 9, 2018 (the record date) are treated as outstanding for purposes of computing the percentage of the person holding such securities but are not treated as outstanding for purposes of computing the percentage of any other person.
(2)	Includes 212,500 shares of unvested restricted stock which will vest on the last day of each calendar quarter at a rate of 42,500 shares per calendar quarter commencing on March 31, 2018, continuing until all restricted shares have vested.
(3)	Includes 184,574 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(4)	Includes currently-exercisable options to purchase 155,984 shares of our common stock and 202,580 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(5)	Includes currently-exercisable options to purchase 55,176 shares of our common stock and 51,955 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(6)	Includes 92,600 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(7)	Includes currently-exercisable options to purchase 69,029 shares of our common stock and 22,023 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.
(8)	Mr. Jordheim stepped down as the Company’s Executive Vice President and Chief Financial Officer, in October 2017.
(9)	Mr. Rose stepped down as the Company’s President, RTI Donor Services, Executive Vice President, in October 2017.
(10)	Ms. Hartill stepped down as the Company’s Executive Vice President and Chief Scientific Officer, in January 2017.
(11)	Includes currently-exercisable options to purchase 45,000 shares of our common stock and includes 16,484 and 17,647 shares of unvested restricted stock which will vest on May 16, 2018 and February 28, 2019, respectively.
(12)	Includes 16,484 and 17,647 shares of unvested restricted stock which will vest on May 16, 2018, and February 28, 2019, respectively.
(13)	Includes 16,484 and 17,647 shares of unvested restricted stock which will vest on May 16, 2018, and February 28, 2019, respectively.
(14)	Includes 16,484 and 17,647 shares of unvested restricted stock which will vest on May 16, 2018, and February 28, 2019, respectively.
(15)	Includes 16,484 and 17,647 shares of unvested restricted stock which will vest on May 16, 2018, and February 28, 2019, respectively.
(16)	Includes 16,484 and 17,647 shares of unvested restricted stock which will vest on May 16, 2018, and February 28, 2019, respectively.
(17)	Includes 16,484 and 17,647 shares of unvested restricted stock which will vest on May 16, 2018, and February 28, 2019, respectively.
(18)	Includes 16,484 and 17,647 shares of unvested restricted stock which will vest on May 16, 2018, and February 28, 2019, respectively.
(19)

WSHP Biologics Holdings, LLC is the record owner of 50,000 shares of Series A Preferred, which is convertible at the current conversion price of $4.39 per share into approximately 14,836,195 shares of Common Stock. The managing member of WSHP Biologics Holdings, LLC is the Water Street Fund, of which the sole general partner is Water Street Management. The sole general partner of Water Street Management is the Water Street GP. Due to their relationship with WSHP Biologics Holdings, LLC, the Water Street Fund, Water Street Management and the Water Street GP may be deemed to have shared voting power with respect to the Series A Preferred beneficially owned by the WSHP Biologics Holdings, LLC, and as a result, the Water Street Fund, Water Street Management and the Water Street GP may be deemed to have shared beneficial ownership of such shares of Series A Preferred. The individuals who serve on the Investment Committee of the Water Street GP are Timothy Dugan, James Connelly, Ned Villers, Kevin Swan, Robert Womsley, Peter Strothman and Christopher Sweeney.

(20)	Information is derived from Amendment No. 5 to Schedule 13G, filed with the SEC on February 9, 2018 by Paradigm Capital Management Inc.
(21)	Information is derived from Amendment No. 9 to Schedule 13G, filed with the SEC on January 29, 2018 by BlackRock, Inc.
(22)	Information is derived from Schedule 13G, filed with the SEC on January 19, 2016 by Glen Capital Partners Focus Fund, LP (the “Fund”); Glen Capital Partners LLC (the “Manager”); Glen Capital Partners GP LLC (the “General Partner”); and Gregory L. Summe (“Mr. Summe”). As the sole member of the Manager and General Partner, Mr. Summe may be deemed to share voting and dispositive power with respect to the shares held by the Fund. Mr. Summe disclaims beneficial ownership of the shares of the Company’s common stock held by the Fund, except to the extent of his pecuniary interest therein.
(23)	Information is derived from Amendment No. 5 to Schedule 13G, filed with the SEC on February 9, 2018 by Dimensional Fund Advisors, LP.
(24)	Information is derived from Amendment No. 6 to Schedule 13D, filed with the SEC on March 16, 2017 by Krensavage Asset Management, LLC.
(25)	Includes options to purchase 325,189 shares of our common stock and 1,039,281 shares of unvested restricted stock which will vest as to one third of the underlying shares each year over a three-year period commencing on the first anniversary of the date of grant.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth, as of the end of the last fiscal year, the number of equity securities authorized for issuance under the Company’s equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	5,764,607	$4.28	1,949,068
Equity compensation plans not approved by security holders	2,950,000	$3.20	—
Total	8,714,607	$3.91	1,949,068

Please see the above summary on page 45 under “Employment Agreement – Mr. Farhat” of the equity grants awarded to Mr. Farhat. Such equity grants were made as inducement grants and were not made under an equity compensation plan approved by RTI’s stockholders.

AUDIT MATTERS

Independent Public Accountant

The appointment of Deloitte & Touche LLP, (“Deloitte & Touche”), independent registered public accounting firm, to audit our accounts for 2018 is subject to the approval by the Audit Committee of the scope of the 2018 audit engagement and the estimated audit fees. We expect a representative of Deloitte & Touche to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth fees billed for professional audit services and other services rendered to the Company by Deloitte & Touche and its affiliates for the fiscal years ended December 31, 2017 and 2016.

	Fiscal 2017	Fiscal 2016
Audit Fees	$1,355,000	$1,228,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,355,000	$1,228,000

Audit Fees

The aggregate fees billed by Deloitte & Touche and their respective affiliates for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2017 and 2016, for the Sarbanes-Oxley Section 404 audit of our internal control structure, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those years were $1,355,000 and $1,228,000, respectively.

Audit-Related Fees

Deloitte & Touche rendered no professional services for audit-related services for the years ended December 31, 2017 or 2016.

Tax Fees

Deloitte & Touche rendered no professional services for tax fees for the years ended December 31, 2017 or 2016.

All Other Fees

Deloitte & Touche rendered no professional services for all other fees for the years ended December 31, 2017 and 2016.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. All “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth above were pre-approved by the Audit Committee in accordance with its pre-approval policy.

AUDIT COMMITTEE REPORT

The Audit Committee presently consists of Mr. McEachin, Committee Chair, Mr. Stolper, and Ms. Weis. All of the Audit Committee members satisfy the definition of independent director as established in the rules of The Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002. The charter of our Audit Committee was updated in December 2017 and is available on our website at http://www.rtix.com/en_us/investors/corporate-governance. Under the Charter of the Audit Committee, the Audit Committee assists the Board of Directors in overseeing matters relating to the accounting and reporting practices of the Company, the adequacy of the Company’s disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, and pre-approval of the current year audit and non-audit fees with the Company’s independent registered public accounting firm.

Management is responsible for our financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The responsibility of the Audit Committee is to monitor and review these processes.

During the year ended December 31, 2017, the Audit Committee held meetings and otherwise met and communicated with management and with Deloitte & Touche, the Company’s independent registered public accounting firm for 2017. Deloitte & Touche discussed with the Audit Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by PCAOB AS 1301, “Communication with Audit Committees,” and SEC Rule 2-01 and 2-07 of Regulation S-X. The Audit Committee also discussed with Deloitte & Touche its independence from the Company and received the written disclosures and the letter from Deloitte & Touche concerning independence as required by the PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence”. The Audit Committee also reviewed the provision of services by Deloitte & Touche not related to the audit of the Company’s financial statements and not related to the review provision of the Company’s interim financial statements as it pertains to the independence of Deloitte & Touche. Deloitte & Touche also periodically reported the progress of its audit of the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee reviewed and discussed with management the Company’s financial results prior to the release of earnings. In addition, the Audit Committee reviewed and discussed with management and Deloitte & Touche the interim financial information included in the quarterly Form 10-Q prior to their being filed with the SEC. The Audit Committee also reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2017 with management and Deloitte & Touche. Deloitte & Touche informed the Audit Committee that the Company’s audited financial statements are presented fairly in conformity with accounting principles generally accepted in the United States of America. The Audit Committee also monitored and reviewed the Company’s procedures and policies relating to the requirements of Section 404 of the Sarbanes-Oxley Act and related regulations.

Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

Audit Committee,
Thomas A. McEachin (Committee Chair)
Mark D. Stolper
Shirley A. Weis

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR

INDEPENDENCE

The Board of Directors of the Company has adopted a related party transaction policy. The policy requires that all “interested transactions” (as defined below) between the Company and any “related party” (as defined below) are subject to approval or ratification by the Audit Committee. In determining whether to approve or ratify such transactions, the Audit Committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Also, the Board of Directors has delegated to the Chair of the Audit Committee the authority to pre-approve or ratify any interested transaction in which the aggregate amount is expected to be less than $1 million. Finally, the policy provides that no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director shall provide all material information concerning the interested transaction to the Audit Committee.

Under the policy, an “interested transaction” is defined as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or any guarantee of indebtedness) in which:

•	the aggregate amount involved will or may be expected to exceed $100,000 in any fiscal year;

•	the Company is a participant; and

•	any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity).

A “related party” is defined as any:

•	person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role) an executive officer, director or nominee for election as a director;

•	greater than five percent beneficial owner of the Company’s common stock; or

•	immediate family member of any of the foregoing.

There were no related party transactions in 2017.

OTHER MATTERS

Our Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

ANNUAL REPORT

A copy (without exhibits) of our Annual Report, including our report on Form 10-K for the year ended December 31, 2017, as filed with the SEC, has been provided with this proxy statement; however, that report is not part of the proxy soliciting information.

Additional copies of the Form 10-K are available, free of charge, upon request directed to:

Investor Relations

RTI Surgical, Inc.

11621 Research Circle

Alachua, Florida 32615

Telephone: (386) 418-8888

You can access our 2017 Form 10-K on our website at http://www.rtix.com/investors/sec-filings-reports/. Our Form 10-K is not proxy soliciting material.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or any other filing that we make with the SEC.

STOCKHOLDER PROPOSALS

All stockholder proposals intended to be presented at our Annual Meeting of Stockholders to be held in 2019 must be received by the Corporate Secretary at the address below no later than November 26, 2018 in order to be considered for inclusion in the Board of Directors’ proxy statement and form of proxy card relating to the 2019 Annual Meeting. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company sponsored proxy materials. In addition, the proxy solicited by the Board of Directors for the 2019 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with written notice of such proposal by February 9, 2019. Proposals should be addressed to:

Corporate Secretary

RTI Surgical, Inc.

11621 Research Circle

Alachua, Florida 32615

Appendix A

For purposes of the determination of “Adjusted Operating Income,” the reconciliation of GAAP operating income to non-GAAP Adjusted Operating Income is as follows (please see below for an explanation of the adjustments that management excluded for purposes of all of the non-GAAP figures presented in this Appendix A):

Twelve Months Ended December 31, 2017
(In thousands) Actual Operating Income
GAAP operating income	$28,810
Severance and restructuring costs	12,173
Executive transition costs	2,781
Asset abandonments	3,739
Acquisition expenses	630
Gain on cardiothoracic closure business divestiture	(34,090)

Non-GAAP adjusted operating income	$14,043

For purposes of the determination of “EBITDA” and “Adjusted EBITDA,” the reconciliation of GAAP net income to non-GAAP EBITDA and then to non-GAAP Adjusted EBITDA is as follows (please see below for an explanation of the adjustments that management excluded for purposes of all of the non-GAAP figures presented in this Appendix A):

Twelve Months Ended December 31, 2017
(In thousands) Actual
Net income applicable to common shares	$2,549
Interest expense, net	3,172
Provision for income taxes	19,453
Depreciation	10,513
Amortization of intangible assets	3,713

Non-GAAP EBITDA	39,400
Reconciling items impacting EBITDA:
Preferred dividend	3,723
Non-cash stock based compensation	6,762
Foreign exchange loss	(87)
Other reconciling items:
Severance and restructuring costs	11,020
Executive transition costs	1,169
Asset abandonments	3,739
Acquisition expenses	630
Gain on cardiothoracic closure business divestiture	(34,090)

Non-GAAP Adjusted EBITDA	$32,266

A-1

For purposes of the determination of “Non-GAAP Free Cash Flow,” the reconciliation of GAAP Free Cash Flow to Non-GAAP Free Cash Flow is as follows:

Twelve Months Ended December 31, 2017
(In thousands) Actual
GAAP Cash flows from operating activities	$2,455
Purchases of property, plant and equipment	(12,301)

GAAP free cash flow	(9,846)
Reconciling items impacting free cash flow:
Severance payments	9,541
Federal taxes paid	12,000
Sale of Cardiothoracic Business transaction expenses	3,668

Non-GAAP free cash flow	$15,363

The following are explanations of the adjustments that management excluded as part of the non-GAAP measures for the years ended December 31, 2017 as well as the reasons for excluding the individual items:

2017 Severance and restructuring costs – This adjustment represents costs relating to the reduction of our organizational structure. Management removes the amount of these costs from our operating results to supplement a comparison to our past operating performance.

2017 Executive transition costs – This adjustment represents charges relating to hiring a new Chief Executive Officer and Chief Financial and Administrative Officer and the retirement of our former Chief Executive Officer. Management removes the amount of these expenses from our operating results to supplement a comparison to our past operating performance.

2017 Asset abandonments – This adjustment represents an abandonment of certain long-term assets at our U.S. and German facilities. Management removes the amount of these costs from our operating results to supplement a comparison to our past operating performance.

2017 Acquisition expenses – This adjustment represents charges relating to acquisition expenses. Management removes the amount of these costs from our operating results to supplement a comparison to our past operating performance.

2017 Gain on cardiothoracic closure business divestiture – This adjustment represents the gain relating to the sale of substantially all of the assets of our cardiothoracic closure business to A&E. Management removes the amount of this gain from our operating results to supplement a comparison to our past operating performance.

A-2

ANNEX A

RTI SURGICAL, INC.

2018 INCENTIVE COMPENSATION PLAN

RTI SURGICAL, INC.

2018 INCENTIVE COMPENSATION PLAN

RTI SURGICAL, INC.

2018 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this RTI SURGICAL, INC. 2018 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist RTI SURGICAL, INC., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and consultants to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity; (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any; (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity; (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity; (v) any material violation or breach by the Participant of the Company’s or Related Entity’s policy for employee conduct, if any; (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee under this Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j) “Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Related Entity, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Director” means a member of the Board or the board of directors of any Related Entity.

(m) “Disability” means a Participant’s eligibility to receive long-term disability benefits under a plan sponsored by the Company or a Related Entity, or if no such plan is applicable, a Participant’s inability to perform the essential functions of his or her duties due to a medically-determinable physical or mental impairment, illness or injury, which can be expected to result in death or to be of long-continued and indefinite duration as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in the case of any Option that is an Incentive Stock Option, if and to the extent required in order for the Option to satisfy the requirements of Section 422 of the Code, the term “Disability” means disabled within the meaning of Section 22(e)(3) of the Code.

(n) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(o) “Effective Date” means the effective date of the Plan, which shall be May 1, 2018, provided that no awards will be granted unless and until the shareholders of the Company approve the Plan no later than April 29, 2019.

(p) “Eligible Person” means each officer, Director, Employee or Consultant to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

2

(q) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(s) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(t) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty (50) miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company or Related Entity of the Participant’s Continuous Service other than for Cause, death or by reason of the Participant’s Disability, or (v) any material reduction in the Participant’s base salary (unless such reduction is part of a Company-wide reduction that affects a majority of the persons of comparable level to the Participant).

(u) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(v) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(w) “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) hereof.

(x) “Listing Market” means the NASDAQ Stock Market or any other national securities exchange on which any securities of the Company are listed for trading.

(y) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(z) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

3

(aa) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(bb) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(dd) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ee) “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff) “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(hh) “Prior Plans” means collectively, the RTI Surgical Inc. 2015 Incentive Compensation Plan, the RTI Surgical, Inc. 2010 Equity Incentive Plan (f/k/a the RTI Biologics, Inc. 2010 Equity Incentive Plan), the Regeneration Technologies, Inc. 2004 Equity Incentive Plan, the Regeneration Technologies, Inc. 1998 Stock Option Plan; the Tutogen Medical, Inc. 2006 Incentive and Non-Statutory Stock Option Plan and the Tutogen Medical, Inc. 1996 Stock Option Plan, as each may have been amended from time to time.

(ii) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(jj) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends on vested Shares), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ll) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(mm) “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(nn) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

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(oo) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp) “Shares” means the shares of common stock of the Company, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by an entity, (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or

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Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to (i) 5,000,000, plus (ii) the shares remaining available for awards under the RTI Surgical Inc. 2015 Incentive Compensation Plan, all of which shall be available for Incentive Stock Options. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited or expire, then such non-issued Shares shall again be available for delivery and shall not be counted against the total number of Shares available under the Plan. However, notwithstanding the previous sentence or anything herein to the contrary, if any Shares subjected to an Award are not delivered to a Participant because such Shares: (i) are tendered as payment for an option exercise; (ii) are withheld from exercised shares to cover taxes, including all Awards to cover full value Awards and appreciation awards; (iii) have been repurchased by the Company using stock option exercise proceeds; or (iv) have been used to settle any SAR, then such non-delivered Shares shall not return to the pool of Shares available for delivery under the Plan and shall be counted against the total number of Shares available under the Plan.

(ii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combined has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.

(iii) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(iv) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 5,000,000 Shares.

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(v) Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceed $1,000,000 in the aggregate.

(d) No Further Awards Under Prior Plans. In light of the adoption of this Plan, no further awards shall be made under the Prior Plans on and after the Effective Date.

5. Eligibility; Per-Participant Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted Options and/or Stock Appreciation Rights with respect to more than 500,000 Shares.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless

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exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant; provided, however, that if and to the extent that it would not violate Section 409A of the Code, the grant price for a Stock Appreciation Right that is granted as a Substitute Award for an outstanding Option may be lower than 100% of the Fair Market Value of a Share on the date of grant of the Stock Appreciation Right if it is not less than the exercise price of the Option for which it is substituted. Other than pursuant to Section 9(c)(i) and

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(ii) of this Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as or subsequently to the related Option is granted. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee), but, notwithstanding anything to the contrary herein or in any Award Agreement, only to the extent that the Participant’s Restricted Stock Award has vested. In accordance with Section 6(d)(iv) below, dividends may be issued on a Participant’s unvested Restricted Stock but shall be subject to the vesting schedule applicable to the unvested Restricted Stock and delivered only upon the underlying Shares vesting. During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that

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is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. For dividends issuable on the unvested portion of a Restricted Stock Award, except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee will require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions as the Committee may impose, which shall include a minimum vesting requirement in accordance with Section 7(f) herein, and which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

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(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and whether the amount or value thereof shall be automatically deemed reinvested in additional Restricted Stock Units or other Awards, or if not so reinvested whether the amount shall earn interest and at what rate for the period deferred, shall either be determined by the Committee or the Committee shall permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code. However, notwithstanding any provision herein or in any Award Agreement to the contrary, a Participant shall only be paid Dividend Equivalents on the vested portion of the Participant’s Restricted Stock Unit Award.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents and Dividends. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited. Notwithstanding anything herein to the contrary, neither dividends nor Dividend Equivalents shall be payable on appreciation awards, nor on unvested Awards unless and until the date the Participant vests in such Award. If provided in the Award Agreement, dividends or Dividend Equivalents relating to unvested Awards may accrue and be paid to Participants at the time of vesting of the underlying Award and shall be forfeited to the extent the underlying Award is forfeited. Nothing in this Section 6(g) shall require the payment or accrual of dividends or Dividend Equivalents on any Awards.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years. Except as provided in Section 8 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee based upon any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the

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Code. Notwithstanding any other provision of this Plan to the contrary, cash dividends, Shares, and any other property (other than cash) distributed as a dividend or otherwise with respect to any Performance Awards or any other Awards that are subject to satisfaction of performance goals, shall either (i) not be paid or credited, or (ii) be accumulated, shall be subject to satisfaction of the same performance goals to which the vesting of the underlying Award is subject, and shall be paid at the time such restrictions and risk of forfeiture lapses.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Subject to Sections 6(b)(i) and 6(c)(i) herein, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee. The term of any Option or Stock Appreciation Right shall not exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code.

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an

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Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash may be paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

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(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

(f) Minimum Vesting Requirements. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, each Award granted to an Eligible Person shall have a minimum vesting period and/or Performance Period of one (1) year from the date of grant of the Award and no portion of an Award shall vest prior to one (1) year from the date of grant of the Award.

8. Change in Control.

(a) Effect of “Change in Control.” If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or on a pro-rata basis based on the portion of the Performance Period completed as of the Change in Control).

(iv) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company and any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award,

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Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall not be accelerated as described in Sections 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof. For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control”. A “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than thirty-five percent (35%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only

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if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale.

9. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of

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shares of stock on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee. Notwithstanding anything herein to the contrary, no transfer to a third-party who is not a “Permitted Assignee” is permitted, and no transfer of an Award may be made for consideration.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 of this Plan relating to vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award,

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for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant.

(d) Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any

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Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(h) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”), provided that the following conditions are satisfied: (1) there is an accounting restatement of the Company’s financial statements or results and (2) the restatement results from a noncompliance by the Company with any requirements under or related to the federal securities laws. In such an event, the clawback will be in an amount of up to the total economic gain from any stock-based grants within the five-year period preceding the restatement. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with Company’s Corporate Governance Guidelines, Code of Conduct and Ethics, Code of Ethics for the Chief Executive Officer’s and Senior Financial Officer’s or any other corporate governance materials specified by the SEC or exchange on which common stock of the Company is listed, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of

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any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(i) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements.

(k) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Prior Plans and Grandfathered Status. All awards granted under any Prior Plan that remain issued and outstanding as of the Effective Date shall continue to be governed by the terms of the Prior Plan under which such issued and outstanding award was granted. Any award granted under a Prior Plan on or before November 2, 2017 that was intended to qualify as “performance-based compensation” under the version of Code Section 162(m) that was in effect for tax years beginning prior to January 1, 2018 (“Former Section 162(m)”), and that remains issued and outstanding under a Prior Plan as of the Effective Date, is intended to receive “grandfathered” status under Section 13601(e)(2) of the Tax Cuts and Jobs Act (P.L. 115-97) and shall be administered appropriately under the terms of the applicable Prior Plan so that such performance-based compensation awards shall continue to receive the favorable tax treatment provided to performance-based compensation under Former Section 162(m).

(m) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(n) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(o) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

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(p) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(q) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

21

RTI SURGICAL, INC.

INCENTIVE STOCK OPTION AGREEMENT

FOR

[ insert name of optionee here ]

1.    Grant of Option. RTI SURGICAL, INC., a Delaware corporation (the “Company”) hereby grants, as of _________________ (“Date of Grant”), to _____________________ (the “Optionee”) an option (the “Option”) to purchase up to ______ shares of the Company’s common stock (the “Shares”), at an exercise price per share equal to $_____ [must be 100% of FMV as of Date of Grant, or 110% of FMV in the case of a 10% owner] (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth herein. The Option is being granted pursuant to the RTI Surgical, Inc. 2018 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated herein for all purposes. The Option is an Incentive Stock Option, and not a Non-Qualified Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

2.    Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

3.    Exercise Schedule. Except as otherwise provided in Sections 6 or 9 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date [the minimum vesting period is 12 months and no portion of the award can vest prior to 12 months]:

Percentage of Shares	Vesting Date

Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of the Optionee’s Continuous Service, any unvested portion of the Option shall terminate and be null and void.

4.    Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. If someone other than the Optionee exercises the Option (such as a beneficiary in the case of the Optionee’s death), then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the Exercise Price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares shall be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

1

5.    Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) to the extent permitted by the Committee, with Shares owned by the Optionee, or the withholding of Shares that otherwise would be delivered to the Optionee as a result of the exercise of the Option; or (d) such other consideration or in such other manner as may be determined by the Committee in its absolute discretion.

6.    Issuance of Shares. Provided that the exercise and payment of the Option are in form and substance satisfactory to the Company, the Company shall issue the Shares registered in the name of the Optionee, the Optionee’s authorized assignee, or the Optionee’s legal representative which shall be evidenced by stock certificates representing the Shares with the appropriate legends affixed thereo, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.

7.    Termination of Option.

(a)    General. Any unexercised portion of the Option, whether vested or unvested, shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i)    three months after the date on which the Optionee’s Continuous Service is terminated other than by reason of (A) by the Company or a Related Entity for Cause, (B) a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) the death of the Optionee;

(ii)    immediately upon the termination of the Optionee’s Continuous Service by the Company or a Related Entity for Cause;

(iii)    twelve months after the date on which the Optionee’s Continuous Service is terminated by reason of a Disability as determined by a medical doctor satisfactory to the Committee;

(iv)    twelve months after the date of termination of the Optionee’s Continuous Service by reason of the death of the Optionee;

(v)    the tenth (10th) [must be no more than fifth (5th) if optionee if 10% owner] anniversary of the date as of which the Option is granted.

(b)    Cancellation. To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (A) the liquidation or dissolution of the Company, or (B) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the Shares are exchanged for or converted into securities issued by another entity, or an affiliate of such successor or acquiring entity, unless the successor or acquiring entity, or an affiliate thereof, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any transaction that constitutes a Change in Control, the Option (or portion thereof) that remains unexercised on such date. The Committee shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

8.    Transferability. Unless otherwise determined by the Committee, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee, or the Optionee’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event

2

of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9.    No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any Shares purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date on which the Shares are issued.

10.    Adjustments. The Shares subject to the Option may be adjusted in any manner as contemplated by Section 9(c) of the Plan.

11.    [No] Acceleration of Exercisability of Option.

[(a)    Acceleration Upon Change in Control. This Option [shall] [shall not] become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof, and during the Optionee’s Continuous Service, there is a “Change in Control”, as defined in Section 8(b) of the Plan.]

[(b)    Exception to Acceleration Upon Change in Control. Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for the Option, the vesting of the Option shall not be accelerated, as described in Section 8(a)(iv) of the Plan. For the purposes of this paragraph, the Option shall be considered assumed or substituted for if following the Change in Control the Option or substituted option confers the right to purchase, for each Share subject to the Option immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company, or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of the Option will be solely common stock of the successor company or its parent or subsidiary substantially equal in Fair Market Value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.]

12.    Disqualifying Disposition. If the Optionee disposes of the Shares received upon exercising the Option, prior to the expiration of either two (2) years from the Grant Date or one (1) year from the date the Shares are transferred to the Optionee pursuant to the exercise of the Option (a “Disqualifying Disposition”), the Optionee shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. The Optionee also agrees to provide the Company with any information concerning any such Disqualifying Disposition as the Company requires for tax purposes.

13.    No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

14.    Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware without regard to conflict of law principles.

15.    Interpretation / Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules,

3

regulations and interpretations relating to the Plan adopted by the Committee as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all of the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement, unless shown to have been made in an arbitrary and capricious manner.

16.    Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at ______________________________, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

14.    Incentive Stock Option Treatment. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or this Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option. If and to the extent that the number of Options granted pursuant to this Agreement exceeds the limitations contained in Section 422 of the Code on the value of Shares with respect to which this Option may qualify as an Incentive Stock Option, this Option shall be a Non-Qualified Stock Option.

17.    Severability. The invalidity or unenforceability of any provision of the Plan or this Option Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Option Agreement, and each provision of the Plan and this Option Agreement shall be severable and enforceable to the extent permitted by law.

18.    Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled, or terminated by the Company at any time, in its discretion. The grant of the Option in this Option Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company.

19.    Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Optionee’s material rights under this Agreement without the Optionee’s consent.

20.    Counterparts. This Option Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Option Agreement transmitted by facsimile transmission, by electronic mail in portage document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

[Signature page follows]

4

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _____________________, 20___.

COMPANY:
RTI SURGICAL, INC.

By:
Name:
Title:

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Option Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this Option subject to all of the terms and provisions of the Plan and the Option Agreement. The Optionee further represents that he or she has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement.

Dated:	OPTIONEE:

By:
[ ]

RTI SURGICAL, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

FOR

[ insert name of optionee here ]

1.    Grant of Option. RTI SURGICAL, INC., a Delaware corporation (the “Company”) hereby grants, as of _________________ (“Date of Grant”), to _____________________ (the “Optionee”) an option (the “Option”) to purchase up to ______ shares of the Company’s common stock (the “Shares”), at an exercise price per share equal to $_____ (the “Exercise Price”). The Option shall be subject to the terms and conditions set forth herein. The Option is being granted pursuant to the RTI Surgical, Inc. 2018 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated herein for all purposes. The Option is a Non-Qualified Stock Option and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

2.    Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

3.    Exercise Schedule. Except as otherwise provided in Sections 6 or 9 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the “Vesting Date”) upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date [the minimum vesting period is 12 months and no portion of the award can vest prior to 12 months]:

Percentage of Shares	Vesting Date

Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of the Optionee’s Continuous Service, any unvested portion of the Option shall terminate and be null and void.

4.    Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. If someone other than the Optionee exercises the Option (such as a beneficiary in the case of the Optionee’s death), then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Options. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the Exercise Price and (b) arrangements that are satisfactory to the Committee in its sole discretion have been made for Optionee’s payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares shall be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

5.    Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) to the extent permitted by the Committee, with Shares owned by the Optionee, or the withholding of Shares that otherwise would be delivered to the Optionee as a result of the exercise of the Option; or (d) such other consideration or in such other manner as may be determined by the Committee in its absolute discretion.

6.    Issuance of Shares.    Provided that the exercise and payment of the Option are in form and substance satisfactory to the Company, the Company shall issue the Shares registered in the name of the Optionee, the Optionee’s authorized assignee, or the Optionee’s legal representative which shall be evidenced by stock certificates representing the Shares with the appropriate legends affixed thereo, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.

7.    Termination of Option.

(a)    General. Any unexercised portion of the Option, whether vested or unvested, shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i)    three months after the date on which the Optionee’s Continuous Service is terminated other than by reason of (A) by the Company or a Related Entity for Cause, (B) a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) the death of the Optionee;

(ii)    immediately upon the termination of the Optionee’s Continuous Service by the Company or a Related Entity for Cause;

(iii)    twelve months after the date on which the Optionee’s Continuous Service is terminated by reason of a Disability as determined by a medical doctor satisfactory to the Committee;

(iv)    twelve months after the date of termination of the Optionee’s Continuous Service by reason of the death of the Optionee;

(v)    the tenth (10th) anniversary of the date as of which the Option is granted.

(b)    Cancellation. To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (A) the liquidation or dissolution of the Company, or (B) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the Shares are exchanged for or converted into securities issued by another entity, or an affiliate of such successor or acquiring entity, unless the successor or acquiring entity, or an affiliate thereof, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any transaction that constitutes a Change in Control, the Option (or portion thereof) that remains unexercised on such date. The Committee shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

8.    Transferability. Unless otherwise determined by the Committee, the Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee, or the Optionee’s guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9.    No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any Shares purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date on which the Shares are issued.

10.    Adjustments. The Shares subject to the Option may be adjusted in any manner as contemplated by Section 9(c) of the Plan.

11.    [No] Acceleration of Exercisability of Option.

[(a)    Acceleration Upon Change in Control. This Option [shall] [shall not] become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof, and during the Optionee’s Continuous Service, there is a “Change in Control”, as defined in Section 9(b)] of the Plan.]

[(b)    Exception to Acceleration Upon Change in Control. Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for the Option, the vesting of the Option shall not be accelerated, as described in Section 8(a)(iv) of the Plan. For the purposes of this paragraph, the Option shall be considered assumed or substituted for if following the Change in Control the Option or substituted option confers the right to purchase, for each Share subject to the Option immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company, or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of the Option will be solely common stock of the successor company or its parent or subsidiary substantially equal in Fair Market Value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.]

12.    No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

13.    Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware, without regard to conflict of law principles.

14.    Interpretation / Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all of the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and this Agreement, unless shown to have been made in an arbitrary and capricious manner.

15.    Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at ______________________________, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

16.    Severability. The invalidity or unenforceability of any provision of the Plan or this Option Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Option Agreement, and each provision of the Plan and this Option Agreement shall be severable and enforceable to the extent permitted by law.

17.    Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled, or terminated by the Company at any time, in its discretion. The grant of the Option in this Option Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company.

18.    Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Optionee’s material rights under this Agreement without the Optionee’s consent.

19.    Counterparts. This Option Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Option Agreement transmitted by facsimile transmission, by electronic mail in portage document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _____________________, 20___.

COMPANY:
RTI SURGICAL, INC.

By:
Name:
Title:

The Optionee acknowledges receipt of a copy of the Plan and represents that he or she has reviewed the provisions of the Plan and this Option Agreement in their entirety, is familiar with and understands their terms and provisions, and hereby accepts this Option subject to all of the terms and provisions of the Plan and the Option Agreement. The Optionee further represents that he or she has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement.

Dated:	OPTIONEE:

By:
[ ]

RTI SURGICAL, INC.

RESTRICTED STOCK AGREEMENT

FOR

1.    Award of Restricted Stock. RTI SURGICAL, INC., a Delaware corporation (the “Company”) hereby grants, as of _________________ (the “Date of Grant”), to __________________ (the “Recipient”), _________ restricted shares of the Company’s common stock (collectively the “Restricted Stock”). The Restricted Stock shall be subject to the terms, provisions and restrictions set forth in this Restricted Stock Agreement (this “Agreement”) and the RTI Surgical, Inc. 2018 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated herein for all purposes. As a condition to entering into this Agreement, and as a condition to the issuance of any Shares (or any other securities of the Company), the Recipient agrees to be bound by all of the terms and conditions herein and in the Plan. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

2.    Vesting of Restricted Stock.

(a)    General Vesting. The shares of Restricted Stock shall become vested in the following amounts, at the following times and upon the following conditions, provided that the Continuous Service of the Recipient continues through and on the applicable Vesting Date [the minimum vesting period is 12 months and no portion of the award can vest prior to 12 months]:

Number of Shares of Restricted Stock	Vesting Date
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Except as otherwise provided in Sections [2(b),] 2(c) and 4 hereof, there shall be no proportionate or partial vesting of shares of Restricted Stock in or during the months, days or periods prior to each Vesting Date, and all vesting of shares of Restricted Stock shall occur only on the applicable Vesting Date.

(b)    Acceleration of Vesting Upon Change in Control. [In the event that a Change in Control of the Company occurs during the Recipient’s Continuous Service, the shares of Restricted Stock subject to this Agreement shall become immediately vested as of the date of the Change in Control.] [Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes another award for this Restricted Stock award, then the vesting of the Restricted Stock shall not be accelerated as described in this paragraph (b). For purposes of this paragraph, the Restricted Stock shall be considered assumed or substituted for if following the Change in Control the award substituting the Restricted Stock confers the right to receive, for each Share subject to the Restricted Stock award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Restricted Stock immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the vesting of the Restricted Stock shall be solely common stock of the successor company or its parent or subsidiary substantially equal to the fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.]

(c)    Acceleration of Vesting at Company Discretion. Notwithstanding any other term or provision of this Agreement, the Board or the Committee shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of the Recipient and of the Company, to accelerate the vesting of any shares of Restricted Stock under this Agreement, at such times and upon such terms and conditions as the Board or the Committee shall deem advisable, provided that the minimum vesting requirements of Section 7(f) of the Plan have been satisfied.

(d)    Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(i)     “Non-Vested Shares” means any portion of the Restricted Stock subject to this Agreement that has not become vested pursuant to this Section 2.

(ii)     “Vested Shares” means any portion of the Restricted Stock subject to this Agreement that is and has become vested pursuant to this Section 2.

3.    Delivery of Restricted Stock.

(a)    Issuance of Stock Certificates and Legends. One or more stock certificates evidencing the Restricted Stock shall be issued in the name of the Recipient but shall be held and retained by the Records Administrator of the Company until the date (the “Applicable Date”) on which the shares (or a portion thereof) subject to this Restricted Stock award become Vested Shares pursuant to Section 2 hereof, subject to the provisions of Section 4 hereof. All such stock certificates shall bear the following legends, along with such other legends that the Board or the Committee shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholders agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

(b)    Stock Powers. The Recipient shall deposit with the Company stock powers or other instruments of transfer or assignment, duly endorsed in blank with signature(s) guaranteed, corresponding to each certificate representing shares of Restricted Stock until such shares become Vested Shares, on a form attached hereto as Exhibit B. If the Recipient shall fail to provide the Company with any such stock power or other instrument of transfer or assignment, the Recipient hereby irrevocably appoints the Secretary of the Company as his attorney-in-fact, with full power of appointment and substitution, to execute and deliver any such power or other instrument which may be necessary to effectuate the transfer of the Restricted Stock (or assignment of distributions thereon) on the books and records of the Company. In addition, the Company may require the spouse of the Recipient, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit C.

(c)    Delivery of Stock Certificates. On or after each Applicable Date, upon written request to the Company by the Recipient, the Company shall promptly cause a new certificate or certificates to be issued for and with respect to all shares that become Vested Shares on that Applicable Date, which certificate(s) shall be delivered to the Recipient as soon as administratively practicable after the date of receipt by the Company of the Recipient’s written request. The new certificate or certificates shall continue to bear those legends and endorsements that the Company shall deem necessary or appropriate (including those relating to restrictions on transferability and/or obligations and restrictions under the Securities Laws).

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4.    Forfeiture of Non-Vested Shares. If the Recipient’s Continuous Service with the Company and the Related Entities is terminated for any reason, any Shares of Restricted Stock that are not Vested Shares, and that do not become Vested Shares pursuant to Section 2 hereof as a result of such termination, shall be forfeited immediately upon such termination of Continuous Service and revert back to the Company without any payment to the Recipient. If the Recipient breaches any restrictive covenant applicable to the Recipient through a Company policy, plan, or agreement between the Recipient and Company, all Non-Vested Shares (and upon written demand by the Company, in its sole and absolute discretion, any Vested Shares) shall be forfeited immediately upon such breach and revert or be transferred by the Recipient back to the Company without any payment to the Recipient. The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Agreement in the event of the Recipient’s forfeiture of Non-Vested Shares pursuant to this Section 4.

5.    Rights with Respect to Restricted Stock.

(a)    General. Except as otherwise provided in this Agreement, the Recipient shall have, with respect to all of the shares of Restricted Stock, whether Vested Shares or Non-Vested Shares, all of the rights of a holder of shares of common stock of the Company, including without limitation (i) the right to vote such Restricted Stock, (ii) the right to receive dividends, if any, as may be declared on the Restricted Stock from time to time, and (iii) the rights available to all holders of shares of common stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Agreement (including without limitation conditions under which all such rights shall be forfeited).    Any Shares issued to the Recipient as a dividend with respect to shares of Restricted Stock shall have the same status and bear the same legend as the shares of Restricted Stock and shall be held by the Company, if the shares of Restricted Stock that such dividend is attributed to is being so held, unless otherwise determined by the Committee. In addition, notwithstanding any provision to the contrary herein, any dividends, whether cash dividends or any Shares received as a dividend, declared with respect to shares of Restricted Stock subject to this Agreement shall be held in escrow by the Committee until such time as the shares of Restricted Stock that such dividends are attributed to shall become Vested Shares, and in the event that such shares of Restricted Stock are subsequently forfeited, the dividends attributable to such portion shall be forfeited as well. If the Recipient forfeits any rights he or she has under this Agreement, the Recipient shall, on the date of such forfeiture, no longer have any rights as a shareholder with respect to the forfeited Restricted Stock and shall no longer be entitled to vote or receive dividends on such shares.

(b)    Adjustments to Shares. If at any time while this Agreement is in effect (or Shares granted hereunder shall be or remain unvested while Recipient’s Continuous Service continues and has not yet terminated or ceased for any reason), there shall be any increase or decrease in the number of issued and outstanding Shares of the Company through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of such Shares, then and in that event, the Board or the Committee shall make any adjustments it deems fair and appropriate, in view of such change, in the number of shares of Restricted Stock then subject to this Agreement. If any such adjustment shall result in a fractional Share, such fraction shall be disregarded.

(c)    No Restrictions on Certain Transactions. Notwithstanding any term or provision of this Agreement to the contrary, the existence of this Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or

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liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

6.    Transferability. Unless otherwise determined by the Committee, the shares of Restricted Stock are not transferable unless and until they become Vested Shares in accordance with this Agreement, otherwise than by will or under the applicable laws of descent and distribution. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Recipient. Except as otherwise permitted pursuant to the first sentence of this Section, any attempt to effect a Transfer of any shares of Restricted Stock prior to the date on which the shares become Vested Shares shall be void ab initio. For purposes of this Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

7.    Tax Matters; Section 83(b) Election.

(a)    Section 83(b) Election. If the Recipient properly elects, within thirty (30) days of the Date of Grant, to include in gross income for federal income tax purposes an amount equal to the fair market value (as of the Date of Grant) of the Restricted Stock pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), a form of which is attached hereto as Exhibit A, the Recipient shall make arrangements satisfactory to the Company to pay to the Company any federal, state or local income taxes required to be withheld with respect to the Restricted Stock. If the Recipient shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be issued to the Recipient under this Agreement) otherwise due to the Recipient any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(b)    No Section 83(b) Election. If the Recipient does not properly make the election described in paragraph 7(a) above, the Recipient shall, no later than the date or dates as of which the restrictions referred to in this Agreement hereof shall lapse, pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Restricted Stock (including without limitation the vesting thereof), and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind (including without limitation, the withholding of any Shares that otherwise would be distributed to the Recipient under this Agreement) otherwise due to Recipient any federal, state, or local taxes of any kind required by law to be withheld with respect to the Restricted Stock.

(c)    Recipient’s Responsibilities for Tax Consequences . Tax consequences on the Recipient (including without limitation federal, state, local and foreign income tax consequences) with respect to the Restricted Stock (including without limitation the grant, vesting and/or forfeiture thereof) are the sole responsibility of the Recipient. The Recipient shall consult with his or her own personal accountant(s) and/or tax advisor(s) regarding these matters, the making of a Section 83(b) election, and the Recipient’s filing, withholding and payment (or tax liability) obligations.

8.    Amendment, Modification & Assignment; Non-Transferability. This Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Agreement (and Recipient’s rights hereunder) may not be assigned, and the obligations of Recipient hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on the Recipient and his heirs and legal representatives and on the successors and assigns of the Company.

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9.    Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.

10.    Miscellaneous.

(a)    No Right to (Continued) Employment or Service. This Agreement and the grant of Restricted Stock hereunder shall not confer, or be construed to confer, upon the Recipient any right to employment or service, or continued employment or service, with the Company or any Related Entity.

(b)    No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company or any Related Entity from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

(c)    Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Restricted Stock hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).

(d)    No Trust or Fund Created. Neither this Agreement nor the grant of Restricted Stock hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Related Entity and the Recipient or any other person. To the extent that the Recipient or any other person acquires a right to receive payments from the Company or any Related Entity pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)    Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware (without reference to the conflict of laws rules or principles thereof).

(f)    Interpretation. The Recipient accepts the Restricted Stock subject to all of the terms, provisions and restrictions of this Agreement and the Plan. The undersigned Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under this Agreement or the Plan.

(g)    Headings. Section, paragraph, and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.

(h)    Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at __________________________, or if the Company should move its principal office, to such principal office, and, in the case of the Recipient, to the Recipient’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

(i)    Non-Waiver of Breach. The waiver by any party hereto of the other party’s prompt and complete performance, or breach or violation, of any term or provision of this Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or

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violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

(j)    Acceptance. The Recipient hereby acknowledges receipt of a copy of the Plan. The Recipient has read and understands the terms and provisions thereof and of this Agreement, and accepts the Restricted Stock subject to all of the terms and conditions of the Plan and this Agreement. The Recipient acknowledges that there may be adverse tax consequences upon the grant or vesting of the Restricted Stock or disposition of the underlying shares and that the Recipient had been advised to consult a tax advisor prior to such grant, vesting, or disposition.

(k)    Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _____________________, 20___.

COMPANY:
RTI SURGICAL, INC.

By:
Name:
Title:

Agreed and Accepted:

RECIPIENT:

By:

EXHIBIT A

ELECTION UNDER SECTION 83(b) OF THE U.S. INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name:
Spouse:
Taxpayer I.D. No.:
Address:

Tax Year:

2.    The property with respect to which the election is made is described as follows: __________________ (________) shares of the common stock (“Common Shares”) of RTI Surgical, Inc. (the “Company”).

3.     The date on which the property was transferred is ______________, 20__.

4.     The property is subject to the following restrictions:

The Common Shares are required to be returned to the Company in the event that the undersigned ceases to perform services for the Company through certain dates specified in the Restricted Stock Agreement between me and the Company dated as of ___________, 20__. This right lapses with regard to a portion of the Common Shares based on my Continuous Service as an Employee, Consultant or Director over time.

5.     The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:                $______________________.

6.     The amount (if any) paid for such property is: [ ZERO].

7.    The amount to include in gross income is $______, which is the result of the amount reported in Item 5 minus the amount reported in Item 6.

The undersigned will file this election with the Internal Revenue Service office with which the taxpayer files [his/her] annual income tax return not later than 30 days after the date of the transfer of the property. The undersigned has also submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned is the person performing the services in connection with which the property was transferred. The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ___________________, 20__
Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ___________________, 20__
Spouse of Taxpayer

EXHIBIT B

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _______________________________________(__________) shares of common stock of RTI Surgical, Inc. standing in my name of the books of said corporation represented by Certificate No. ________ herewith and do hereby irrevocably constitute and appoint _____________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between RTI Surgical, Inc. and the undersigned dated_________________, _______.

Dated: ________________, _______

Signature: ______________________________

Print Name: ____________________________

INSTRUCTIONS:

Please DO NOT fill in any blanks other than the signature lines.

The purpose of this assignment is to enable the Company to receive the return of the shares of common stock as set forth in the Restricted Stock Agreement, without requiring additional signatures on the part of the Recipient.

EXHIBIT C

CONSENT OF SPOUSE

I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Agreement (the “Agreement”). In consideration of the Company’s grant to my spouse of the shares of common stock of RTI Surgical, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of common stock issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state or country of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 20___

Signature of Spouse

Print Name: ______________________________

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E41912-P02558 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY RTI SURGICAL, INC. The Board of Directors recommends a vote FOR all the listed nominees and FOR Proposal 2 and Proposal 3. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors. Nominees: 01) Camille I. Farhat 02) Peter F. Gearen, M.D. 03) Thomas A. McEachin 04) Mark D. Stolper 05) Paul G. Thomas 06) Nicholas J. Valeriani 07) Shirley A. Weis For Against Abstain 2. To approve and adopt the RTI Surgical, Inc. 2018 Incentive Compensation Plan. 3. To approve (on an advisory basis) the compensation of our named executive officers, as disclosed in the proxy statement (the “say on pay vote”). NOTE: In their discretion, the proxies may transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on Monday, April 30, 2018 The Annual Report to Stockholders and Notice and Proxy Statement dated March 26, 2018 are available at: http://www.proxydocs.com/RTIX IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD E41913-P02558 PROXY CARD RTI SURGICAL, INC. PROXY CARD ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, APRIL 30, 2018 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned, a stockholder of RTI Surgical, Inc. (the “Corporation”), hereby constitutes and appoints CAMILLE I. FARHAT and JONATHON M. SINGER and each of them, the true and lawful proxies and attorneys-in-fact of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held on Monday, April 30, 2018, and at any and all adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2 AND PROPOSAL 3. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side